As filed with the Securities and Exchange Commission on September 12, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 – March 31, 2022

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2022, as originally filed with the U.S. Securities and Exchange Commission on May 31, 2022 (Accession Number 0001435109-22-000102) (the “Original Filing”), for the sole purpose of amending the language contained in Item 4(d) of the certifications required by Item 13(a)(2) of Form N-CSR and pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. Except for the correction described above and the inclusion of new certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, this amendment does not amend, update or modify any other items or disclosures found in the Original Filing. In addition, this amendment does not reflect events or transactions occurring after the filing of the Original Filing. As a result, such information continues to speak as of the date of the Original Filing.

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report
March 31, 2022

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund
(each a “Fund” and collectively the “Funds”) as of March 31, 2022, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
The Funds utilize a multi-manager strategy. For a complete description of each Fund’s principal investment risks please refer to its respective prospectus.
Although each Fund’s strategy is different, each Fund is subject to the following risks: Small- and medium-sized company risk; foreign or emerging markets securities risk which involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets; interest rate risk; and high yield, lower-rated (junk) bonds risk.
Other principal risks include investing in initial public offerings; selling securities short with the risk of magnified capital losses; investing in derivatives which can be volatile and involve various types and degrees of risks; and
investing in options and futures which are subject to special risks and may not fully protect a Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of futures prices.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.
The S&P 500® Index (“S&P 500”) is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Bloomberg U.S. Aggregate Bond Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market.
The HFRX Global Hedge Fund Index is a broad-based measurement of the performance of the hedge fund universe;
it is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World Index measures the performance of a diverse range of 23 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East, Asia and the Pacific. The HFRX Equity Hedge Index measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The HFRX Fixed Income Convertible Arbitrage Index measures the performance of hedge fund strategies that are predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. The iBoxx High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The total return of the indices include the reinvestment of dividends and income. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Funds are professionally managed, while the indices are unmanaged and are not available for investment.
The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.
Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. A basis point is a standard measure for interest rates and other percentages in finance and represents 0.01%.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks. Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.
Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
1
Absolute Funds
Dear Shareholder,
We are pleased to present the Annual Report for the Absolute Strategies Fund, Absolute Convertible Arbitrage Fund
and the Absolute Capital Opportunities Fund (the “Funds” or “Absolute Funds”) for the year ended March 31, 2022
(the “period”).
The Adviser has maintained a consistent philosophy and discipline since its inception in 2005. Our Funds have focused on strategies to create various forms of alpha in both equity and credit markets. Focusing on alpha, whether it be long only, neutral or short biased, can assist investors and asset allocators achieve diversification.
Each of the Funds have been positioned very defensively and, as such, performed very well during the current volatile market environment. While not all market cycles provide a beneficial backdrop for achieving “defensive” performance, our patient, disciplined approach thrives during difficult environments.
Absolute Convertible Arbitrage Fund
The Absolute Convertible Arbitrage Fund returned 1.13% during the period. By comparison, the HFRX Fixed Income
Convertible Arbitrage Index returned -2.82%. The Fund has performed quite well as markets have dropped in the year-
to-date period. From December 31, 2021 through April 30, 2022, the Fund is down -1.25% compared to -6.76% for the HFRX Fixed Income Convertible Arbitrage Index.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.
Performance benefited from the Fund’s risk management approach, particularly during Q1 2022, as the Fund has been positioned somewhat defensively relative to many other fixed income and convertible securities strategies.
Gains were well diversified. Perficient, Vocera Communications and Vertex Energy were among winners. Smile Direct
Club, BridgeBio Pharma and Lucid Group were detractors.
The overall fixed income market continues to be hampered by inflation and interest rates. Inflation expectations, rising treasury yields and the Federal Reserve rate hikes will very likely dominate the investment backdrop in 2022. The market expects the Fed to increase fed funds at least 75-100 basis points in 2022, with further rate increases in
2023 and 2024. Higher Fed Funds rates are good for the convertible arbitrage strategy as rebate rates for short stock positions should become positive again after 2 years in negative territory. Additionally, we expect that higher rates will force companies to issue convertible securities with higher coupon rates again, which combined with positive rebate rates, may earn a profit on the difference between the return and the interest owed for those investments for the strategy.
After a 40-year bull market for bonds and a huge run for equity valuations supported by very low yields/discount rates, we could be at a major inflection point for long only investments as they could face years of stiff headwinds from the Federal Reserve. Alternative, hedged, actively managed, niche, idiosyncratic strategies could quickly become the best way to preserve capital and make modest positive returns without “fighting the Fed.” Convertible securities are attractive, risk controlled, securities given their relatively short duration and hybrid nature. The convertible arbitrage strategy could prove to be an effective ballast for a portfolio during difficult times given its tightly hedged nature and its non-directional balanced approach. Fortunately, the opportunity set for convertibles is healthy as issuance remains strong and default rates remain low. And as mentioned previously, the difference between the return and the interest owed for those investments will likely become a larger component of the strategy’s return as coupons on new convertible bonds go higher and stock loan rebates become positive again.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
2
Absolute Funds
Absolute Capital Opportunities Fund
The Absolute Capital Opportunities Fund returned -5.08% during the period. By comparison, the HFRX Equity Hedge
Index returned 8.92%. The Fund has performed quite well as markets have dropped in the year-to-date period. From
December 31, 2021 through April 30, 2022, the Fund is down -0.89% compared to -2.03% for the HFRX Equity Hedge
Index.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.
Performance benefited from a mix of the long portfolio, which is made up of a number of value-based single stocks, and hedges, which are option-based with volatility as a factor. Apple, Blackstone and Quanta Services were positive contributors among single stocks. Meta Platforms, General Motors and Walt Disney were detractors. Index Options were both gainers and detractors.
Throughout 2021, equity markets rose at a more or less uninterrupted pace. By year-end, the S&P 500 had returned nearly 29% and the largest drawdown during the year was a mere 5%. In stock market environments such as these, expected volatility usually wanes as investors become more complacent, thus the cost of hedging using our strategies also usually wanes. When this happens, we can purchase downside and upside hedges (both are important for an absolute return strategy) in larger amounts with smaller gaps and shorter timeframes. In essence, we believe that the payoff profiles we are able to construct with our hedging are significantly better during times like these. Complacent, steady, upward stock markets are usually the friend of the option buyer, whether hedging against euphoria (when net short) or Armageddon (when net long).
However, this “normal” relationship between option pricing and the prevailing equity market environment failed to hold in 2021. Despite investors taking a seemingly optimistic view of the future, pushing the prices of equities ever higher, implied volatility remained stubbornly high, making our hedging program abnormally expensive.
Even so, we decided to pay the price for these hedges because we thought it was consistent with the Fund’s long-
term objectives. We believed that some caution was warranted as inflation rose and the Fed pivoted to a less accommodative stance. We also believed that “normal” market volatility would eventually generate a payoff on our hedging that was worth the cost. That moment never came in 2021. Thus, the Fund experienced the worst-case scenario – our hedging (especially downside protection) was both expensive to buy and proved to be completely unnecessary.
After a 20+ year history of managing the strategy, we realize that there will be periods of time where our longs are out of favor or our hedging results are less than satisfactory. Nevertheless, we remain confident that the Fund is well-
positioned and serves a beneficial role in an investor’s overall investment portfolio over full market cycles.
Absolute Strategies Fund
The Strategies Fund return -7.96% during the period. By comparison, the HFRX Global Hedge Fund Index returned
0.95%. The Fund has performed quite well as markets have dropped in the year-to-date period. From December 31,
2021 through April 30, 2022, the Fund is up 7.16% compared to -12.92% for the S&P 500 Index and -2.24% for the
HFRX Global Hedge Fund Index.
During the period, the Fund was positioned with an overall net short position which detracted from performance.
However, this defensive positioning was due to a dramatic overvaluation of equity markets following Covid-19 stimulus.
This stimulus and money printing drove markets to extremely high levels, but now have succumbed to a steady rise in inflation and interest rates. We believe markets have just begun a lengthy bear market cycle that may last into 2023, or beyond.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
3
Absolute Funds
For the period, performance benefited directly from a long portfolio of concentrated equity positions. Berkshire
Hathaway, Pfizer, and Loews Corp were positive contributors. Pan American Silver, Medronic, and Equity Commonwealth
were detractors. Index Futures and Options were both gainers and detractors.
The Adviser believes markets may be reaching the end of this overall market cycle, and this could be a very significant peak resulting in an extended bear market. We anticipate equity markets may lose signficantly during this market cycle. It is also easy to believe the market has potential for a continued bull market, but this time the Federal Reserve is not on the side of buyers. Many investors tried their luck with popular growth stocks but many of these are already down 60-80% since their peaks in 2021.
We intend to maintain an aggressive short position during this cycle while seeking to generate positive returns, and much improved returns compared to recent years.
It has been a long time since price and value mattered. We are well beyond the debt and valuation levels of 1929 and
1999. We seem to have reached the end of a larger financial cycle that has accumulated over the last 20+ years of money printing. We believe that central banks are completely cornered and, from a technical standpoint, the end of a market Supercycle that dates back many decades may be about to reverse.
Sincerely,
Absolute Investment Advisers LLC

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
4
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, S&P 500 Index (“S&P 500”), Bloomberg
U.S. Aggregate Bond Index ("U.S. Aggregate Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI World”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The U.S. Aggregate Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX is a broad-based measurement of the performance of the hedge fund universe; it is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 23 developed countries’ stock markets including the
United States and Canada, and countries in Europe, the Middle East, Asia and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Strategies Fund vs. S&P 500® Index, Bloomberg U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than
the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.75% and the total annual fund operating expense ratio after fee waivers and/or reimbursement (net) is 2.14%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse
Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses other than those attributable to the investment advisory fees incurred by the Fund as a result of the Fund's investment in other pooled vehicles sponsored by the Adviser, broker charges, proxy expenses and extraordinary expenses) to 1.99% for Institutional Shares, through August 1, 2023 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived (other than advisory fees waived by the Adviser related to the Fund's investment in other pooled vehicles sponsored by the Adviser) and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year Ten Year
Absolute Strategies Fund -7.96% -3.69% -2.03%
S&P 500® Index 15.65% 15.99% 14.64%
Bloomberg U.S. Aggregate Bond Index -4.15% 2.14% 2.24%
HFRX Global Hedge Fund Index 0.95% 2.90% 2.12%
MSCI World Index 10.12% 12.42% 10.88%

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
5
Absolute Funds
Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii)
the expense cap in place at the time the fees/expenses were waived/reimbursed. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
6
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Equity Hedge Index (“HFRX
Equity”) and the S&P 500 Index (“S&P 500”), since inception. HFRX Equity measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses.
The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index
and S&P 500 Index
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than
the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.89% and the total annual fund operating expense ratio after fee waivers and/or reimbursement (net) is 1.62%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse
Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses)
to 1.49%, through August 1, 2022 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees.
The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/
expenses were waived/reimbursed. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year
Since Inception
12/30/15
Absolute Capital Opportunities Fund -5.08% 3.02% 3.94%
HFRX Equity Hedge Index 8.92% 4.66% 4.14%
S&P 500® Index 15.65% 15.99% 15.56%

Absolute Funds
7
Absolute Funds
THIS PAGE INTENTIONALLY LEFT BLANK

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
8
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in
Institutional Shares of Absolute Convertible Arbitrage Fund (the “Fund”) compared with the performance of the benchmarks, HFRX Fixed Income
Convertible Arbitrage Index ("HFRX Fixed Income"), Bloomberg U.S. Aggregate Bond Index ("U.S. Aggregate Index"), iBoxx High Yield Index ("iBoxx
Index") and the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The HFRX Fixed Income measures the performance of hedge fund strategies that are predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. The iBoxx Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The U.S. Aggregate Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The total return of the indices include the reinvestment of dividends and income.
The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The
Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Convertible Arbitrage Fund - Institutional Shares vs. HFRX Fixed Income Convertible Arbitrage Index, Bloomberg U.S. Aggregate
Bond Index, iBoxx High Yield Index and S&P 500 Index
*Absolute Convertible Arbitrage Fund – Investor Shares commenced operations on April 1, 2021.
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than the
performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.90% and 2.15% for Institutional Shares and Investor Shares,
respectively, and the total annual fund operating expense ratio after fee waivers and/or reimbursement (net) is 1.59% and 1.84% for Institutional
Shares and Invetor Shares, respectively. However, the Fund’s Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20% and
1.45% of the Institutional Shares and Investor Shares, respectively, through August 1, 2022 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year Ten Year
Absolute Convertible Arbitrage Fund - Institutional Shares 1.13% 4.97% 4.40%
Absolute Convertible Arbitrage Fund - Investor Shares* 0.86% N/A N/A
HFRX Fixed Income Convertible Arbitrage Index -2.82% 4.64% 3.45%
Bloomberg U.S. Aggregate Bond Index -4.15% 2.14% 2.24%
iBoxx High Yield Index -0.77% 4.18% 4.97%
S&P 500® Index 15.65% 15.99% 14.64%

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
9
Absolute Funds
the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.
On August 14, 2017, a hedge fund managed by Mohican Financial Management LLC reorganized into the Fund. The Fund’s performance for periods prior to the commencement of operations is that of the hedge fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the hedge fund was calculated net of the hedge fund’s fees and expenses. The performance of the hedge fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the hedge fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower. The hedge fund was not registered under the Investment
Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
March 31, 2022
10
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for futures contracts and call and put options written, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for futures contracts and call and put options written represent
6.4%  of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Asset Backed Obligations
0.6%
Investment Companies
43.4%
Exchange Traded Fund
1.0%
Money Market Fund
47.0%
Purchased Options
1.4%
Written Options
(0.2)%
Other Assets & Liabilities, Net * 6.8%
100.0%

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2022
11
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Asset Backed Obligations - 0.6%
$ 29,485 Adjustable Rate Mortgage Trust, Series 2005-12 2A1
(a)
2.92% 03/25/36 $ 25,535
14,626 Adjustable Rate Mortgage Trust, Series 2006-1 3A3
(a)
2.78  03/25/36 12,891
8,270 Banc of America Funding Corp., Series 2006-E 2A1
(a)
2.65  06/20/36 7,964
16,704 Banc of America Funding Corp., Series 2007-E 4A1
(a)
3.21  07/20/47 17,108
32,031 CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12 6.00  12/25/36 30,937
11,840 CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6 5.75  04/25/37 11,358
10,467 Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 5.50  11/25/35 9,619
13,599 Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5 1A1
(a)
3.43  09/25/47 12,555
29,894 IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1
(a)
3.07  09/25/36 23,076
7,460 JPMorgan Mortgage Trust, Series 2007-A2 4A1M
(a)
3.03  04/25/37 6,922
16,287 Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 3A1
(a)
3.11  04/25/47 9,773
Total Asset Backed Obligations (Cost $119,053) 167,738
Shares Security Description Value
Investment Companies - 43.4%
689,232 Absolute Capital Opportunities Fund
(b)(c)
6,954,355
568,483 Absolute Convertible Arbitrage Fund
(b)
6,321,531
Total Investment Companies (Cost $12,775,051) 13,275,886
Shares Security Description Value
Exchange Traded Fund - 1.0%
9,763 Absolute Core Strategy ETF
(b)
(Cost $285,026) 292,109
Shares Security Description Value
Money Market Fund - 47.0%
14,378,624 First American Treasury Obligations Fund, Class X, 0.01%
(d)(e)(f)
(Cost $14,378,624) 14,378,624
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Purchased Options - 1.4%
Call Options Purchased - 0.4%
500 Invesco QQQ Trust ETF
(c)
$ 378.00 04/22 $ 18,900,000 68,500
200 SPDR S&P 500 ETF Trust
(c)
460.00 04/22 9,200,000 53,200
Total Call Options Purchased (Premiums Paid $203,620) 121,700
Put Options Purchased - 1.0%
250 Energy Select Sector SPDR Fund ETF
(c)
60.00 05/22 1,911,000 3,750
500 SPDR S&P 500 ETF Trust
(c)
380.00 05/22 22,582,000 63,000
500 SPDR S&P 500 ETF Trust
(c)
400.00 06/22 22,582,000 230,000
Total Put Options Purchased (Premiums Paid $735,257) 296,750
Total Purchased Options (Premiums Paid $938,877) 418,450
Investments, at value - 93.4% (Cost $28,496,631) $ 28,532,807
Total Written Options - (0.2)% (Premiums Received $(208,464)) (53,250)
Other Assets & Liabilities, Net - 6.8% 2,083,162
Net Assets - 100.0% $ 30,562,719

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
March 31, 2022
12
Absolute Funds
See Notes to Financial Statements.
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Written Options - (0.2)%
Call Options Written - (0.1)%
(500) Invesco QQQ Trust ETF $ 388.00 04/22 $ 18,127,000 $ (20,500)
(200) SPDR S&P 500 ETF Trust 470.00 04/22 9,032,800 (10,000)
Total Call Options Written (Premiums Received $(59,179)) (30,500)
Put Options Written - (0.1)%
(500) SPDR S&P 500 ETF Trust
(Premiums Received $(149,285)) 330.00 05/22 16,500,000 (22,750)
Total Written Options - (0.2)% (Premiums Received $(208,464)) $ (53,250)

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND CALL AND PUT OPTIONS WRITTEN
March 31, 2022
13
Absolute Funds
See Notes to Financial Statements.
At March 31, 2022 , the Fund held the following exchange traded futures contracts:
Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments.
Transactions during the period with affiliates were as follows:
At March 31, 2022, the value of investments in affiliated companies was $13,567,995 representing 44.4% of net assets, and the total cost was
$13,060,077. Net unrealized appreciation was $507,918, the net change in unrealized depreciation was $(1,950,050) net realized gain was
$1,292,559, total capital gain distributions were $222,498 and investment income was $0.
ETF Exchange Traded Fund
(a) Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2022.
(b) Affiliated Company.
(c) Non-income producing security.
(d) All or a portion of this security is held as collateral for written options.
(e) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2022.
(f) The Fund currently invests a portion of its assets in First American Treasury Obligations Fund, Class X. The Fund may redeem its investment from First American Treasury Obligations Fund, Class X at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of First
American Treasury Obligations Fund, Class X. The financial statements of First American Treasury Obligations Fund, Class X, including the portfolio of investments, can be found at First American Treasury Obligations Fund, Class X’s website www.firstamericanfunds.
com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2022, the Fund’s net assets invested in First American Treasury Obligations Fund, Class X were 47.0%.
Contracts Description
Expiration
Date
Notional Contract
Value Value
Net Unrealized
Appreciation
(35) NASDAQ 100 E-mini Future 06/17/22 $ (10,572,731) $ (10,408,125) $ 164,606
(5) S&P 500 E-mini Future 06/17/22 (1,154,617) (1,132,688) 21,929
$ (11,727,348) $ (11,540,813) $ 186,535
Exchange Traded Fund
Absolute Core
Strategy ETF
Balance
3/31/2021
Gross
Additions
Gross
Reductions
Change in
Unrealized
Appreciation
Balance
3/31/2022
Realized
Gain/(Loss)
Capital Gain
Distributions
Investment
Income
Shares/
Principal – 20,763 (11,000) – 9,763
Cost $ – $ 610,473 $ (325,447) $ – $ 285,026 $ 827 $ – $ –
Value – – – 7,083 292,109
Investment Companies
Absolute
Capital
Opportunities
Fund
Balance
3/31/2021
Gross
Additions
Gross
Reductions
Change in
Unrealized
Appreciation
Balance
3/31/2022
Realized
Gain/(Loss)
Capital Gain
Distributions
Investment
Income
Shares/
Principal 1,602,172 – (912,940) – 689,232
Cost $ 16,436,136 $ – $ (9,543,812) $ – $ 6,892,324 $ (43,813) $ – $ –
Value 17,031,091 – – (532,924) 6,954,355
Absolute
Convertible
Arbitrage Fund
Balance
3/31/2021
Gross
Additions
Gross
Reductions
Change in
Unrealized
Depreciation
Balance
3/31/2022
Realized
Gain/(Loss)
Capital Gain
Distributions
Investment
Income
Shares/
Principal 1,647,945 110,126 (1,189,588) – 568,483
Cost $ 16,824,683 $ 1,222,498 $ (12,164,454) $ – $ 5,882,727 $ 1,335,545 $ 222,498 $ –
Value 18,687,696 – – (1,424,209) 6,321,531

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND CALL AND PUT OPTIONS WRITTEN
March 31, 2022
14
Absolute Funds
See Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
* Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) at year end.
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Asset Backed Obligations $ – $ 167,738 $ – $ 167,738
Investment Companies 13,275,886 – – 13,275,886
Exchange Traded Fund 292,109 – – 292,109
Money Market Fund – 14,378,624 – 14,378,624
Purchased Options 233,750 184,700 – 418,450
Investments at Value $ 13,801,745 $ 14,731,062 $ – $ 28,532,807
Other Financial Instruments*
Futures 186,535 – – 186,535
Total Other Financial Instruments* $ 186,535 $ – $ – $ 186,535
Total Assets $ 13,988,280 $ 14,731,062 $ – $ 28,719,342
Liabilities
Written Options (30,500) (22,750) – (53,250)
Total Liabilities $ (30,500) $ (22,750) $ – $ (53,250)

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
March 31, 2022
15
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for call and put options written, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for call and put options written represent 11.5% of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Common Stock
57.1%
Money Market Fund
38.8%
Purchased Options
1.2%
Written Options
(9.2)%
Other Assets & Liabilities, Net * 12.1%
100.0%

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2022
16
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Common Stock - 57.1%
Communication Services - 9.3%
860 Alphabet, Inc., Class A
(a)(b)
$ 2,391,961
645 Alphabet, Inc., Class C
(a)(b)
1,801,478
3,321 Charter Communications, Inc., Class A
(a)
1,811,672
29,515 Discovery, Inc., Class C
(a)
736,990
8,901 Liberty Media Corp.-Liberty SiriusXM
(a)
406,865
15,881 Meta Platforms, Inc., Class A
(a)(b)
3,531,299
11,171 Motorola Solutions, Inc. 2,705,616
565 Netflix, Inc.
(a)
211,643
13,597,524
Consumer Discretionary - 15.2%
1,200 Alibaba Group Holding, Ltd., ADR
(a)
130,560
1,142 Amazon.com, Inc.
(a)(b)
3,722,863
909 Booking Holdings, Inc.
(a)
2,134,741
11,221 CarMax, Inc.
(a)(b)
1,082,602
11,450 Dollar Tree, Inc.
(a)
1,833,718
7,555 Expedia Group, Inc.
(a)
1,478,287
6,710 Fisker, Inc.
(a)
86,559
7,056 Foot Locker, Inc. 209,281
73,461 General Motors Co.
(a)(b)
3,213,184
39,630 Gildan Activewear, Inc. 1,485,332
16,109 Hasbro, Inc. 1,319,649
44,860 Las Vegas Sands Corp.
(a)
1,743,708
6,421 Lowe's Cos., Inc. 1,298,262
7,300 MGM Resorts International  306,162
3,901 Spark Networks SE, ADR
(a)
10,884
15,638 The Walt Disney Co.
(a)(b)
2,144,908
22,200,700
Consumer Staples - 2.1%
32,630 Philip Morris International, Inc.  3,065,262
Energy - 0.4%
2,300 Pioneer Natural Resources Co.
(c)
575,069
Financials - 11.9%
9,870 American Express Co.
(b)
1,845,690
5,600 Aon PLC, Class A 1,823,528
11,379 Berkshire Hathaway, Inc., Class B
(a)(b)
4,015,763
13,541 Blackstone, Inc., Class A
(b)
1,718,894
5,852 Citigroup, Inc. 312,497
9,171 JPMorgan Chase & Co. 1,250,191
10,659 Northern Trust Corp. 1,241,240
29,045 The Charles Schwab Corp.
(c)
2,448,784
12,101 Visa, Inc., Class A 2,683,639
1,500 Zillow Group, Inc., Class C
(a)
73,935
17,414,161
Health Care - 2.4%
11,284 Becton Dickinson and Co. 3,001,544
21,704 Covetrus, Inc.
(a)
364,410
2,892 Semler Scientific, Inc.
(a)
143,328
3,509,282
Industrials - 4.6%
24,750 Hayward Holdings, Inc.
(a)
411,345
9,577 Jacobs Engineering Group, Inc. 1,319,807
5,140 KB Home 166,433
5,623 Keysight Technologies, Inc.
(a)(c)
888,265
21,857 Quanta Services, Inc.
(b)
2,876,600
5,265 United Parcel Service, Inc., Class B 1,129,132
6,791,582
Information Technology - 11.2%
5,200 Activision Blizzard, Inc.
(c)
416,572
29,307 Apple, Inc.
(b)(c)
5,117,295
14,613 Arista Networks, Inc.
(a)
2,030,915
7,371 Autodesk, Inc.
(a)
1,579,974
15,215 GoDaddy, Inc., Class A
(a)
1,273,496

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2022
17
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Information Technology - 11.2% (continued)
10,112 salesforce.com, Inc.
(a)
$ 2,146,980
11,490 Splunk, Inc.
(a)
1,707,529
5,500 Spotify Technology SA
(a)
830,610
16,471 SS&C Technologies Holdings, Inc. 1,235,654
16,339,025
Total Common Stock (Cost $62,193,848) 83,492,605
Shares Security Description Value
Money Market Fund - 38.8%
56,785,619 First American Treasury Obligations Fund, Class X, 0.01%
(d)(e)
(Cost $56,785,619) 56,785,619
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Purchased Options - 1.2%
Call Options Purchased - 1.1%
19 Alibaba Group Holding, Ltd.
(a)
$ 180.00 01/24 $ 342,000 24,035
306 Bristol-Myers Squibb Co.
(a)
70.00 06/22 2,142,000 137,700
299 Bristol-Myers Squibb Co.
(a)
80.00 07/22 2,392,000 17,192
407 Citigroup, Inc.
(a)
80.00 06/22 3,256,000 1,628
633 Citigroup, Inc.
(a)
72.50 06/22 4,589,250 4,431
365 CVS Health Corp.
(a)
105.00 06/22 3,832,500 96,360
112 EOG Resources, Inc.
(a)
97.00 04/22 1,086,400 251,720
269 General Motors Co.
(a)
75.00 06/22 2,017,500 269
250 General Motors Co.
(a)
65.00 06/22 1,625,000 2,250
55 Merck & Co., Inc.
(a)
95.00 04/22 522,500 110
55 Merck & Co., Inc.
(a)
100.00 06/22 550,000 330
424 Merck & Co., Inc.
(a)
95.00 06/22 4,028,000 6,360
48 Meta Platforms, Inc.
(a)
345.00 07/22 1,656,000 2,976
174 Morgan Stanley
(a)
110.00 07/22 1,914,000 6,612
60 Morgan Stanley
(a)
60.00 01/23 360,000 171,000
64 PayPal Holdings, Inc.
(a)
140.00 07/22 896,000 20,480
209 Philip Morris International, Inc.
(a)
120.00 06/22 2,508,000 1,881
170 Philip Morris International, Inc.
(a)
105.00 06/22 1,785,000 9,010
21 Pioneer Natural Resources Co.
(a)
210.00 05/22 441,000 90,825
11,812 SPDR S&P 500 ETF Trust
(a)
472.00 04/22 557,526,400 395,702
1,653 SPDR S&P 500 ETF Trust
(a)
520.00 06/22 85,956,000 34,713
826 SPDR S&P 500 ETF Trust
(a)
500.00 06/22 41,300,000 66,080
77 The Coca-Cola Co.
(a)
45.00 01/23 346,500 134,365
161 Walgreens Boots Alliance, Inc.
(a)
45.00 01/23 724,500 71,645
Total Call Options Purchased (Premiums Paid $3,388,361) 1,547,674
Put Options Purchased - 0.1%
3,182 SPDR S&P 500 ETF Trust
(a)
408.00 04/22 143,711,848 116,143
1,817 SPDR S&P 500 ETF Trust
(a)
390.00 04/22 82,062,988 42,700
Total Put Options Purchased (Premiums Paid $3,642,322) 158,843
Total Purchased Options (Premiums Paid $7,030,683) 1,706,517
Investments, at value - 97.1% (Cost $126,010,150) $ 141,984,741
Total Written Options - (9.2)% (Premiums Received $(7,341,413)) (13,484,305)
Other Assets & Liabilities, Net - 12.1% 17,765,458
Net Assets - 100.0% $ 146,265,894

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
March 31, 2022
18
Absolute Funds
See Notes to Financial Statements.
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Written Options - (9.2)%
Call Options Written - (7.5)%
(52) Activision Blizzard, Inc. $ 95.00 01/24 $ 416,572 $ (10,660)
(65) Apple, Inc. 150.00 01/23 1,134,965 (229,775)
(13) Keysight Technologies, Inc. 165.00 01/23 205,361 (22,100)
(21) Pioneer Natural Resources Co. 250.00 05/22 525,063 (30,345)
(23) Pioneer Natural Resources Co. 230.00 01/23 575,069 (87,515)
(2,726) SPDR S&P 500 ETF Trust 415.00 04/22 123,117,064 (10,549,620)
(58) The Charles Schwab Corp. 85.00 01/23 488,998 (58,580)
Total Call Options Written (Premiums Received $(5,225,927)) (10,988,595)
Put Options Written - (1.7)%
(29) Activision Blizzard, Inc. 95.00 01/24 275,500 (44,153)
(52) Activision Blizzard, Inc. 65.00 01/24 338,000 (20,852)
(19) Adobe, Inc. 465.00 01/23 883,500 (106,780)
(10) Alibaba Group Holding, Ltd. 150.00 01/23 150,000 (47,850)
(6) Alibaba Group Holding, Ltd. 120.00 01/23 72,000 (15,690)
(25) Analog Devices, Inc. 150.00 09/22 375,000 (19,700)
(20) Autodesk, Inc. 220.00 06/22 440,000 (35,950)
(69) Bed Bath & Beyond, Inc. 20.00 01/23 138,000 (49,335)
(70) Bristol-Myers Squibb Co. 65.00 01/23 455,000 (19,600)
(85) Bristol-Myers Squibb Co. 52.50 01/23 446,250 (7,225)
(130) Camping World Holdings, Inc. 36.00 06/22 468,000 (121,550)
(28) Carvana Co. 180.00 01/23 504,000 (203,630)
(150) Citigroup, Inc. 60.00 01/23 900,000 (148,500)
(78) Comcast Corp. 57.50 01/23 448,500 (92,430)
(90) CVS Health Corp. 90.00 01/23 810,000 (45,000)
(51) EOG Resources, Inc. 87.00 01/23 443,700 (27,030)
(42) EOG Resources, Inc. 72.00 01/23 302,400 (11,256)
(39) Fisker, Inc. 17.50 01/23 68,250 (27,983)
(83) General Motors Co. 60.00 01/23 498,000 (142,967)
(96) General Motors Co. 50.00 01/23 480,000 (90,240)
(53) Las Vegas Sands Corp. 35.00 01/23 185,500 (21,995)
(20) Merck & Co., Inc. 90.00 01/23 180,000 (22,750)
(116) Merck & Co., Inc. 80.00 01/23 928,000 (64,496)
(13) Meta Platforms, Inc. 330.00 06/22 429,000 (140,302)
(16) Meta Platforms, Inc. 280.00 01/23 448,000 (106,080)
(247) MGM Resorts International 40.00 01/23 988,000 (125,353)
(41) Morgan Stanley 95.00 01/23 389,500 (59,553)
(6) Netflix, Inc. 350.00 01/23 210,000 (23,496)
(161) Paramount Global 27.00 01/23 434,700 (28,175)
(9) PayPal Holdings, Inc. 175.00 09/22 157,500 (53,617)
(9) PayPal Holdings, Inc. 130.00 01/23 117,000 (21,960)
(20) PayPal Holdings, Inc. 115.00 01/24 230,000 (44,080)
(35) Peloton Interactive, Inc. 35.00 01/23 122,500 (43,050)
(17) Penn National Gaming, Inc. 45.00 01/23 76,500 (16,532)
(34) Philip Morris International, Inc. 95.00 01/23 323,000 (33,915)
(60) Philip Morris International, Inc. 80.00 01/23 480,000 (23,400)
(14) Pioneer Natural Resources Co. 190.00 01/23 266,000 (20,090)
(15) Pioneer Natural Resources Co. 150.00 01/23 225,000 (8,250)
(22) salesforce.com, Inc. 200.00 01/23 440,000 (41,305)
(6) The Boston Beer Co., Inc. 420.00 01/23 252,000 (43,860)
(118) The Gap, Inc. 18.00 08/22 212,400 (54,575)
(33) The Walt Disney Co. 155.00 01/23 511,500 (79,035)
(10) Wayfair, Inc. 150.00 01/23 150,000 (51,800)
(189) Weber, Inc. 7.50 12/22 141,750 (21,735)
(29) Zillow Group, Inc. 70.00 01/23 203,000 (68,585)
Total Put Options Written (Premiums Received $(2,115,486)) (2,495,710)
Total Written Options - (9.2)% (Premiums Received $(7,341,413)) $ (13,484,305)

ABSOLUTE CAPITAL OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND CALL AND PUT OPTIONS WRITTEN
March 31, 2022
19
Absolute Funds
See Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
(a) Non-income producing security.
(b) All or a portion of this security is held as collateral for written options.
(c) Subject to written call option.
(d) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2022.
(e) The Fund currently invests a portion of its assets in First American Treasury Obligations Fund, Class X. The Fund may redeem its investment from First American Treasury Obligations Fund, Class X at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of First
American Treasury Obligations Fund, Class X. The financial statements of First American Treasury Obligations Fund, Class X, including the portfolio of investments, can be found at First American Treasury Obligations Fund, Class X’s website
www.firstamericanfunds.
com
or the Securities and Exchange Commission’s website
www.sec.gov
and should be read in conjunction with the Fund’s financial
statements. As of March 31, 2022, the Fund’s net assets invested in First American Treasury Obligations Fund, Class X were 38.8%.
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Common Stock
Communication Services $ 13,597,524 $ – $ – $ 13,597,524
Consumer Discretionary 22,200,700 – – 22,200,700
Consumer Staples 3,065,262 – – 3,065,262
Energy 575,069 – – 575,069
Financials 17,414,161 – – 17,414,161
Health Care 3,509,282 – – 3,509,282
Industrials 6,791,582 – – 6,791,582
Information Technology 16,339,025 – – 16,339,025
Money Market Fund – 56,785,619 – 56,785,619
Purchased Options 717,393 989,124 – 1,706,517
Investments at Value $ 84,209,998 $ 57,774,743 $ – $ 141,984,741
Total Assets $ 84,209,998 $ 57,774,743 $ – $ 141,984,741
Liabilities
Written Options (939,497) (12,544,808) – (13,484,305)
Total Liabilities $ (939,497) $ (12,544,808) $ – $ (13,484,305)

Absolute Convertible Arbitrage Fund
Portfolio Holdings Summary (Unaudited)
March 31, 2022
20
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for securities sold short and futures, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short and futures represent 43.8 % of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds
92.6%
Corporate Non-Convertible Bond
0.8%
Money Market Fund
3.8%
Short Positions
Common Stock
(41.7)%
Other Assets & Liabilities, Net * 44.5%
100.0%

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2022
21
Absolute Funds
See Notes to Financial Statements.
‘ll
Principal Security Description Rate Maturity Value
Long Positions - 97.2%
Fixed Income Securities - 93.4%
Corporate Convertible Bonds - 92.6%
Communication Services - 9.4%
$ 3,750,000 Harmonic, Inc.
(a)
2.00% 09/01/24 $ 4,807,500
9,000,000 Infinera Corp. 2.50  03/01/27 12,411,000
5,542,000 InterDigital, Inc. 2.00  06/01/24 5,708,260
1,061,000 Mandiant, Inc.
(a)
1.63  06/01/35 1,061,011
3,922,000 Mandiant, Inc. 0.88  06/01/24 4,338,712
5,100,000 Palo Alto Networks, Inc. 0.38  06/01/25 10,766,100
6,655,000 Perficient, Inc.
(b)
0.13  11/15/26 5,979,518
6,338,000 Q2 Holdings, Inc.
(a)
0.75  06/01/26 6,325,324
6,000,000 TechTarget, Inc.
(b)(c)
0.03  12/15/26 5,445,000
7,000,000 Twitter, Inc.
(c)
3.63  03/15/26 5,911,500
5,000,000 Wix.com, Ltd.
(c)
2.99 -
3.08  08/15/25 4,365,000
67,118,925
Consumer Discretionary - 16.3%
3,300,000 2U, Inc. 2.25  05/01/25 2,788,500
5,000,000 Airbnb, Inc.
(c)
0.04  03/15/26 4,858,464
7,000,000 Alarm.com Holdings, Inc.
(c)
1.40 -
2.77  01/15/26 5,950,000
6,245,000 American Airlines Group, Inc.
(a)
6.50  07/01/25 8,574,385
2,000,000 American Eagle Outfitters, Inc.
(a)
3.75  04/15/25 4,195,400
2,447,000 Callaway Golf Co. 2.75  05/01/26 3,698,029
6,000,000 Chegg, Inc.
(c)
4.50  09/01/26 4,932,000
8,500,000 Cracker Barrel Old Country Store, Inc.
(b)
0.63  06/15/26 7,798,750
1,500,000 Eventbrite, Inc. 5.00  12/01/25 2,204,062
5,000,000 Eventbrite, Inc. 0.75  09/15/26 4,407,500
6,000,000 Fisker, Inc.
(b)
2.50  09/15/26 5,081,250
3,500,000 Groupon, Inc.
(b)
1.13  03/15/26 2,774,691
7,940,000 IMAX Corp.
(b)
0.50  04/01/26 7,582,700
5,186,000 LCI Industries 1.13  05/15/26 4,768,527
5,000,000 Lucid Group, Inc.
(b)
1.25  12/15/26 3,858,721
7,000,000 Luminar Technologies, Inc.
(b)
1.25  12/15/26 7,086,268
1,000,000 NCL Corp., Ltd.
(b)
2.50  02/15/27 957,000
4,250,000 NCL Corp., Ltd.
(b)
1.13  02/15/27 3,927,000
1,000,000 Penn National Gaming, Inc.
(a)
2.75  05/15/26 2,016,000
1,025,000 Royal Caribbean Cruises, Ltd. 4.25  06/15/23 1,344,082
1,000,000 Royal Caribbean Cruises, Ltd. 2.88  11/15/23 1,214,000
500,000 Spirit Airlines, Inc. 4.75  05/15/25 983,750
2,439,000 Spirit Airlines, Inc.
(a)
1.00  05/15/26 2,199,978
6,715,000 Stride, Inc. 1.13  09/01/27 6,694,855
6,000,000 Upwork, Inc.
(b)
0.25  08/15/26 4,929,000
6,000,000 Virgin Galactic Holdings, Inc.
(b)
2.50  02/01/27 5,793,000
3,000,000 Vroom, Inc.
(b)
0.75  07/01/26 1,402,022
4,460,000 Wayfair, Inc. 0.63  10/01/25 3,683,960
115,703,894
Consumer Staples - 2.0%
4,600,000 FTI Consulting, Inc.
(a)
2.00  08/15/23 7,327,399
6,121,000 MGP Ingredients, Inc.
(b)
1.88  11/15/41 6,914,978
14,242,377
Energy - 3.4%
5,752,000 Helix Energy Solutions Group, Inc.
(a)
6.75  02/15/26 6,618,827
4,000,000 Oil States International, Inc.
(b)
4.75  04/01/26 4,107,500
6,000,000 Peabody Energy Corp.
(b)
3.25  03/01/28 8,831,722
6,000,000 Stem, Inc.
(b)
0.50  12/01/28 4,480,200
24,038,249
Financials - 2.0%
3,000,000 Affirm Holdings, Inc.
(b)(c)
3.43 -
6.05  11/15/26 2,100,000
2,842,000 Encore Capital Group, Inc.
(a)
3.25  10/01/25 4,702,089
3,780,000 Realogy Group, LLC/Realogy Co.-Issuer Corp.
(b)
0.25  06/15/26 3,463,425
3,500,000 Redfin Corp.
(c)
2.80  10/15/25 2,596,563

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2022
22
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Financials - 2.0% (continued)
$ 2,000,000 Redfin Corp.
(b)
0.50% 04/01/27 $ 1,347,000
14,209,077
Health Care - 16.3%
6,000,000 1Life Healthcare, Inc. 3.00  06/15/25 5,208,000
6,000,000 Accuray, Inc.
(b)
3.75  06/01/26 5,893,119
5,755,000 Allscripts Healthcare Solutions, Inc.
(a)
0.88  01/01/27 10,197,860
4,000,000 Alphatec Holdings, Inc.
(b)
0.75  08/01/26 3,855,000
6,500,000 Artivion, Inc. 4.25  07/01/25 7,605,000
3,225,000 Ascendis Pharma A/S
(b)
2.25  04/01/28 3,315,703
5,000,000 Bridgebio Pharma, Inc. 2.25  02/01/29 2,340,000
4,035,000 CONMED Corp.
(a)
2.63  02/01/24 6,954,322
2,077,000 Exact Sciences Corp.
(a)
1.00  01/15/25 2,523,555
3,150,000 Gossamer Bio, Inc.
(a)
5.00  06/01/27 2,531,025
6,000,000 Inotiv, Inc.
(b)
3.25  10/15/27 5,719,171
5,759,000 Insmed, Inc. 0.75  06/01/28 5,580,471
4,000,000 Invacare Corp. 4.25  03/15/26 2,120,000
3,500,000 Jazz Investments I, Ltd. 2.00  06/15/26 4,260,973
5,000,000 MannKind Corp. 2.50  03/01/26 4,952,500
6,000,000 Novocure, Ltd.
(c)
3.44 -
3.54  11/01/25 5,475,000
4,274,000 NuVasive, Inc. 0.38  03/15/25 4,132,424
5,000,000 Pacira BioSciences, Inc. 0.75  08/01/25 6,218,750
5,326,000 PetIQ, Inc. 4.00  06/01/26 6,374,556
3,626,000 SmileDirectClub, Inc.
(b)(c)
2.76 -
8.31  02/01/26 1,274,120
5,000,000 Tabula Rasa HealthCare, Inc. 1.75  02/15/26 3,747,786
1,839,000 Travere Therapeutics, Inc.
(a)
2.50  09/15/25 1,921,755
4,000,000 Travere Therapeutics, Inc. 2.25  03/01/29 4,258,000
7,225,000 Varex Imaging Corp. 4.00  06/01/25 9,148,656
115,607,746
Industrials - 13.9%
1,000,000 Bloom Energy Corp. 2.50  08/15/25 1,656,300
2,180,000 Chart Industries, Inc.
(b)
1.00  11/15/24 6,425,550
6,400,000 CryoPort, Inc.
(b)
0.75  12/01/26 5,059,200
2,000,000 GoPro, Inc.
(b)
1.25  11/15/25 2,339,497
7,000,000 Granite Construction, Inc.
(a)
2.75  11/01/24 8,335,250
2,500,000 II-VI, Inc.
(a)
0.25  09/01/22 3,865,000
7,558,000 Itron, Inc.
(c)
5.70  03/15/26 6,428,079
5,943,000 John Bean Technologies Corp.
(b)
0.25  05/15/26 5,737,967
2,508,000 Kaman Corp.
(a)
3.25  05/01/24 2,586,500
5,620,000 KBR, Inc.
(a)
2.50  11/01/23 12,223,500
5,200,000 Mesa Laboratories, Inc.
(a)
1.38  08/15/25 5,592,600
2,400,000 Patrick Industries, Inc.
(b)
1.75  12/01/28 2,160,000
6,000,000 SMART Global Holdings, Inc. 2.25  02/15/26 8,769,920
9,000,000 The Greenbrier Cos., Inc.
(b)
2.88  04/15/28 10,414,638
4,598,000 The Middleby Corp. 1.00  09/01/25 6,353,861
1,000,000 Vertex Energy, Inc.
(b)
6.25  10/01/27 1,758,585
6,061,000 Winnebago Industries, Inc. 1.50  04/01/25 6,639,825
3,000,000 Xometry, Inc.
(b)
1.00  02/01/27 2,752,500
99,098,772
Information Technology - 28.7%
7,560,000 Alteryx, Inc. 1.00  08/01/26 6,648,075
7,000,000 Avalara, Inc.
(b)
0.25  08/01/26 6,006,000
7,000,000 Bandwidth, Inc.
(b)
0.50  04/01/28 4,623,500
7,500,000 Bentley Systems, Inc.
(b)
0.38  07/01/27 6,547,500
2,500,000 Blackline, Inc. 0.13  08/01/24 2,967,250
7,500,000 Blackline, Inc.
(c)
3.26  03/15/26 6,375,000
6,700,000 Box, Inc.
(c)
0.00  01/15/26 8,488,900
7,000,000 Coupa Software, Inc. 0.38  06/15/26 5,908,000
6,000,000 DigitalOcean Holdings, Inc.
(b)(c)
5.23  12/01/26 4,773,000
3,000,000 Dropbox, Inc.
(c)
0.06  03/01/26 2,814,000
1,876,000 Envestnet, Inc.
(a)
1.75  06/01/23 2,248,855
5,450,000 Envestnet, Inc.
(b)
0.75  08/15/25 5,320,562
1,500,000 Evolent Health, Inc.
(a)
3.50  12/01/24 2,751,750

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2022
23
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Information Technology - 28.7% (continued)
$ 3,901,000 Evolent Health, Inc. 1.50% 10/15/25 $ 4,615,273
7,000,000 Fastly, Inc.
(c)
1.84 -
7.06  03/15/26 5,260,500
8,500,000 Five9, Inc. 0.50  06/01/25 9,231,000
5,000,000 Fiverr International, Ltd.
(c)
4.50  11/01/25 4,267,500
5,500,000 Guidewire Software, Inc.
(a)
1.25  03/15/25 5,779,400
2,500,000 HubSpot, Inc. 0.38  06/01/25 4,465,000
2,850,000 Impinj, Inc.
(a)
2.00  12/15/26 5,801,460
3,570,000 Impinj, Inc.
(b)
1.13  05/15/27 3,366,956
2,000,000 Limelight Networks, Inc. 3.50  08/01/25 2,087,080
5,797,000 LivePerson, Inc.
(c)
5.05  12/15/26 4,623,554
5,000,000 Lumentum Holdings, Inc. 0.50  12/15/26 5,819,401
6,000,000 Magnite, Inc. 0.25  03/15/26 4,770,679
1,500,000 MicroStrategy, Inc.
(c)
5.83  02/15/27 1,079,067
4,478,000 Mitek Systems, Inc.
(b)
0.75  02/01/26 4,494,793
7,000,000 Model N, Inc. 2.63  06/01/25 7,714,000
5,000,000 New Relic, Inc. 0.50  05/01/23 5,025,000
2,000,000 PagerDuty, Inc. 1.25  07/01/25 2,311,000
5,977,000 Parsons Corp. 0.25  08/15/25 6,324,313
5,705,000 Porch Group, Inc.
(b)
0.75  09/15/26 3,808,087
6,500,000 Progress Software Corp.
(b)
1.00  04/15/26 6,493,500
3,860,000 PROS Holdings, Inc. 2.25  09/15/27 4,097,390
2,946,000 Rapid7, Inc. 2.25  05/01/25 5,588,194
5,000,000 Unity Software, Inc.
(b)(c)
1.77 -
2.05  11/15/26 4,121,250
3,000,000 Veeco Instruments, Inc. 3.75  06/01/27 6,313,200
5,500,000 Verint Systems, Inc.
(b)
0.25  04/15/26 5,762,805
6,000,000 Veritone, Inc.
(b)
1.75  11/15/26 5,154,036
5,000,000 Workiva, Inc. 1.13  08/15/26 8,065,625
2,000,000 Zynga, Inc.
(a)
0.25  06/01/24 2,441,250
204,353,705
Materials - 0.6%
3,134,000 SSR Mining, Inc. 2.50  04/01/39 4,371,930
Total Corporate Convertible Bonds (Cost $659,275,865) 658,744,675
Corporate Non-Convertible Bond - 0.8%
Materials - 0.8%
3,700,000 Century Aluminum Co.
(b)
(Cost $3,986,522) 2.75  05/01/28 5,929,250
Total Fixed Income Securities (Cost $663,262,387) 664,673,925
Shares Security Description Value
Money Market Fund - 3.8%
26,648,091 First American Treasury Obligations Fund, Class X, 0.01%
(a)(d)
(Cost $26,648,091) 26,648,091
Total Long Positions - 97.2% (Cost $689,910,478) 691,322,016
Total Short Positions - (41.7)% (Proceeds $(311,140,645)) (296,470,943)
Other Assets & Liabilities, Net - 44.5% 316,552,931
Net Assets - 100.0% $ 711,404,004

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2022
24
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Short Positions - (41.7)%
Common Stock - (41.7)%
Communication Services - (4.1)%
(281,930) Harmonic, Inc. $ (2,619,130)
(869,201) Infinera Corp. (7,535,973)
(24,000) InterDigital, Inc. (1,531,200)
(58,143) Limelight Networks, Inc. (303,506)
(61,700) Mandiant, Inc. (1,376,527)
(27,925) PagerDuty, Inc. (954,756)
(16,045) Palo Alto Networks, Inc. (9,988,173)
(38,783) Q2 Holdings, Inc. (2,390,972)
(24,900) TechTarget, Inc. (2,023,872)
(6,750) Twitter, Inc. (261,157)
(1,348) Wix.com, Ltd. (140,812)
(29,126,078)
Consumer Discretionary - (6.6)%
(51,595) 2U, Inc. (685,181)
(6,867) Airbnb, Inc., Class A (1,179,476)
(18,176) Alarm.com Holdings, Inc. (1,207,977)
(314,744) American Airlines Group, Inc. (5,744,078)
(220,100) American Eagle Outfitters, Inc. (3,697,680)
(110,500) Callaway Golf Co. (2,587,910)
(9,870) Chegg, Inc. (358,083)
(21,364) Cracker Barrel Old Country Store, Inc. (2,536,548)
(176,800) Eventbrite, Inc., Class A (2,611,336)
(196,961) Fisker, Inc. (2,540,797)
(8,167) Fiverr International, Ltd. (621,264)
(23,700) Groupon, Inc. (455,751)
(153,454) IMAX Corp. (2,904,884)
(14,200) LCI Industries (1,474,102)
(47,082) Lucid Group, Inc. (1,195,883)
(233,356) Luminar Technologies, Inc. (3,647,354)
(92,620) Norwegian Cruise Line Holdings, Ltd. (2,026,526)
(38,000) Penn National Gaming, Inc. (1,611,960)
(17,822) Royal Caribbean Cruises, Ltd. (1,493,127)
(53,070) Spirit Airlines, Inc. (1,160,641)
(68,300) Stride, Inc. (2,481,339)
(39,274) Upwork, Inc. (912,728)
(351,822) Virgin Galactic Holdings, Inc. (3,476,001)
(24,300) Vroom, Inc. (64,638)
(2,250) Wayfair, Inc., Class A (249,255)
(46,924,519)
Consumer Staples - (1.3)%
(39,519) FTI Consulting, Inc. (6,213,177)
(38,486) MGP Ingredients, Inc. (3,294,017)
(9,507,194)
Energy - (1.6)%
(385,532) Helix Energy Solutions Group, Inc. (1,842,843)
(205,687) Oil States International, Inc. (1,429,525)
(263,630) Peabody Energy Corp. (6,466,844)
(123,526) Stem, Inc. (1,360,021)
(11,099,233)
Financials - (0.8)%
(6,952) Affirm Holdings, Inc. (321,739)
(58,500) Encore Capital Group, Inc. (3,669,705)
(87,500) Realogy Holdings Corp. (1,372,000)
(27,600) Redfin Corp. (497,904)
(5,861,348)
Health Care - (7.2)%
(36,800) 1Life Healthcare, Inc. (407,744)
(515,356) Accuray, Inc. (1,705,829)
(359,000) Allscripts Healthcare Solutions, Inc. (8,084,680)
(111,000) Alphatec Holdings, Inc. (1,276,500)
(172,000) Artivion, Inc. (3,677,360)
(11,800) Ascendis Pharma A/S, ADR (1,384,848)

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2022
25
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Health Care - (7.2)% (continued)
(29,039) Bridgebio Pharma, Inc. $ (294,746)
(39,755) CONMED Corp. (5,905,605)
(16,300) Exact Sciences Corp. (1,139,696)
(149,000) Gossamer Bio, Inc. (1,293,320)
(79,874) Inotiv, Inc. (2,091,101)
(114,000) Insmed, Inc. (2,679,000)
(262,500) Invacare Corp. (370,125)
(14,147) Jazz Pharmaceuticals PLC (2,202,264)
(578,000) MannKind Corp. (2,127,040)
(14,900) Novocure, Ltd. (1,234,465)
(15,400) NuVasive, Inc. (873,180)
(46,282) Pacira BioSciences, Inc. (3,532,242)
(91,300) PetIQ, Inc. (2,227,720)
(69,500) SmileDirectClub, Inc. (180,005)
(22,000) Tabula Rasa HealthCare, Inc. (126,720)
(109,800) Travere Therapeutics, Inc. (2,829,546)
(266,549) Varex Imaging Corp. (5,674,828)
(51,318,564)
Industrials - (8.0)%
(51,300) Bloom Energy Corp., Class A (1,238,895)
(35,400) Chart Industries, Inc. (6,080,658)
(23,400) CryoPort, Inc. (816,894)
(137,500) GoPro, Inc., Class A (1,172,875)
(134,338) Granite Construction, Inc. (4,406,286)
(47,736) II-VI, Inc. (3,460,383)
(23,471) Itron, Inc. (1,236,452)
(16,700) John Bean Technologies Corp. (1,978,449)
(6,500) Kaman Corp. (282,620)
(208,191) KBR, Inc. (11,394,293)
(11,250) Mesa Laboratories, Inc. (2,867,400)
(13,950) Patrick Industries, Inc. (841,185)
(231,662) SMART Global Holdings, Inc. (5,983,830)
(95,901) The Greenbrier Cos., Inc. (4,939,861)
(28,500) The Middleby Corp. (4,672,290)
(124,500) Vertex Energy, Inc. (1,237,530)
(58,700) Winnebago Industries, Inc. (3,171,561)
(32,400) Xometry, Inc., Class A (1,190,700)
(56,972,162)
Information Technology - (11.1)%
(8,409) Alteryx, Inc., Class A (601,496)
(10,700) Avalara, Inc. (1,064,757)
(15,614) Bandwidth, Inc., Class A (505,737)
(42,231) Bentley Systems, Inc., Class B (1,865,766)
(42,409) BlackLine, Inc. (3,105,187)
(182,509) Box, Inc. (5,303,712)
(9,342) Coupa Software, Inc. (949,427)
(14,054) DigitalOcean Holdings, Inc. (813,024)
(31,558) Dropbox, Inc., Class A (733,723)
(33,400) Envestnet, Inc. (2,486,296)
(133,492) Evolent Health, Inc., Class A (4,311,792)
(14,110) Fastly, Inc., Class A (245,232)
(33,456) Five9, Inc. (3,693,542)
(25,263) Guidewire Software, Inc. (2,390,385)
(7,408) HubSpot, Inc. (3,518,356)
(89,290) Impinj, Inc. (5,673,487)
(29,192) LivePerson, Inc. (712,869)
(33,937) Lumentum Holdings, Inc. (3,312,251)
(20,000) Magnite, Inc. (264,200)
(600) MicroStrategy, Inc. (291,792)
(110,000) Mitek Systems, Inc. (1,613,700)
(110,274) Model N, Inc. (2,966,371)
(8,225) New Relic, Inc. (550,088)
(72,402) Parsons Corp. (2,801,957)
(17,557) Perficient, Inc. (1,932,850)

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2022
26
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Information Technology - (11.1)% (continued)
(112,700) Porch Group, Inc. $ (782,701)
(57,389) Progress Software Corp. (2,702,448)
(60,100) PROS Holdings, Inc. (2,001,931)
(41,001) Rapid7, Inc. (4,560,951)
(5,692) Unity Software, Inc. (564,703)
(181,700) Veeco Instruments, Inc. (4,940,423)
(46,000) Verint Systems, Inc. (2,378,200)
(90,496) Veritone, Inc. (1,654,267)
(51,496) Workiva, Inc. (6,076,528)
(147,222) Zynga, Inc. (1,360,331)
(78,730,480)
Materials - (1.0)%
(164,000) Century Aluminum Co. (4,314,840)
(120,300) SSR Mining, Inc. (2,616,525)
(6,931,365)
Total Common Stock (Proceeds $(311,140,645)) (296,470,943)
Total Short Positions - (41.7)% (Proceeds $(311,140,645)) $ (296,470,943)

Absolute Convertible Arbitrage Fund
Notes to Schedules of Investments and Securities Sold Short
March 31, 2022
27
Absolute Funds
See Notes to Financial Statements.
At March 31, 2022, the Fund held the following exchange traded futures contracts:
The following is a summary of the inputs used to value the Fund's investments and liabilities as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
* Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) at year end.
ADR American Depositary Receipt
LLC Limited Liability Company
PLC Public Limited Company
(a) All or a portion of this security is held as collateral for securities sold short.
(b) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $216,966,034 or 30.5% of net assets.
(c) Zero coupon bond. Interest rate presented is yield to maturity.
(d) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2022.
Contracts Description
Expiration
Date
Notional Contract
Value Value
Net Unrealized
Appreciation
(700) U.S. Treasury 5 Year Note Future 06/30/22 $ (82,205,431) $ (80,281,250) $ 1,924,181
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Corporate Convertible Bonds $ – $ 658,744,675 $ – $ 658,744,675
Corporate Non-Convertible Bond – 5,929,250 – 5,929,250
Money Market Fund – 26,648,091 – 26,648,091
Investments at Value $ – $ 691,322,016 $ – $ 691,322,016
Other Financial Instruments*
Futures 1,924,181 – – 1,924,181
Total Assets $ 1,924,181 $ 691,322,016 $ – $ 693,246,197
Liabilities
Securities Sold Short
Common Stock $ (296,470,943) $ – $ – $ (296,470,943)
Securities Sold Short $ (296,470,943) $ – $ – $ (296,470,943)
Total Liabilities $ (296,470,943) $ – $ – $ (296,470,943)

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2022
28
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE
STRATEGIES FUND
ABSOLUTE CAPITAL
OPPORTUNITIES
FUND
ABSOLUTE
CONVERTIBLE
ARBITRAGE FUND
ASSETS
Investments, at value (Cost $15,436,554, $126,010,150 and
$689,910,478, respectively) $ 14,964,812 $ 141,984,741 $ 691,322,016
Investments in affiliates, at value (Cost $13,060,077, $0 and $0, respectively) 13,567,995 – –
Total investments $ 28,532,807 $ 141,984,741 $ 691,322,016
Cash 10 98,710 –
Deposits with broker for securities sold short (a) – – 305,461,829
Deposits with broker for options (b) 543,282 16,757,086 –
Deposits with broker for futures (c) 1,411,267 – 6,400,739
Receivables:
Fund shares sold – 780,944 2,900,348
Investment securities sold 180,514 555,596 4,045,672
Dividends and interest 36,523 72,581 2,443,966
Prepaid expenses 12,956 13,648 20,554
Total Assets
30,717,359 160,263,306 1,012,595,124
LIABILITIES
Call options written, at value (Premiums received $59,179, $5,225,927 and $0, respectively) 30,500 10,988,595 –
Put options written, at value (Premiums received $149,285, $2,115,486 and $0, respectively) 22,750 2,495,710 –
Securities sold short, at value (Proceeds $0, $0 and $311,140,645, respectively) – – 296,470,943
Payables:
Investment securities purchased – 215,766 3,551,859
Fund shares redeemed 31,462 98,562 381,857
Due to custodian – – 232
Dividends on securities sold short – – 58,542
Accrued Liabilities:
Investment adviser fees 22,496 147,101 551,139
Fund services fees 11,783 9,837 48,098
Other expenses 35,649 41,841 128,450
Total Liabilities
154,640 13,997,412 301,191,120
NET ASSETS
$ 30,562,719 $ 146,265,894 $ 711,404,004
COMPONENTS OF NET ASSETS
Paid-in capital $ 67,777,719 $ 160,128,813 $ 706,196,223
Distributable earnings (37,215,000) (13,862,919) 5,207,781
NET ASSETS
$ 30,562,719 $ 146,265,894 $ 711,404,004
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED
SHARES AUTHORIZED)
Institutional Shares
4,321,018 14,497,267 61,225,835
Investor Shares
– – 2,752,671
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $30,562,719,
$146,265,894 and $680,871,117, respectively)
$ 7.07 $ 10.09 $ 11.12
Investor Shares (based on net assets of $0, $0 and $30,532,887, respectively)
$ – $ – $ 11.09
(a) Broker is Wells Fargo & Co. and Jefferies.
(b) Broker is Citigroup Global Markets, Inc. in the Absolute Strategies Fund and Pershing LLC in the Absolute Capital Opportunities Fund.
(c) Broker is ED&F Man Capital Markets, Inc.

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2022
29
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE STRATEGIES
FUND
ABSOLUTE CAPITAL
OPPORTUNITIES FUND
ABSOLUTE CONVERTIBLE
ARBITRAGE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of
$11,734, $5,498 and $0, respectively) $ 225,345 $ 639,958 $ 4,171
Interest income 24,381 – 8,850,314
Total Investment Income
249,726 639,958 8,854,485
EXPENSES
Investment adviser fees 731,809 1,887,325 6,591,400
Fund services fees 59,319 117,750 429,724
Transfer agent fees:
Institutional Shares 95,249 1,687 53,243
Investor Shares – – 151
Distribution fees:
Institutional Shares – – 24,375
Custodian fees 14,421 16,109 55,100
Registration fees:
Institutional Shares 24,846 29,936 51,658
Investor Shares – – 8,042
Professional fees 33,312 47,871 110,689
Trustees' fees and expenses 4,720 5,990 11,979
Dividend expense on securities sold short – – 510,343
Interest expense 23,951 106,960 1,200,450
Other expenses 95,486 123,959 580,273
Total Expenses 1,083,113 2,337,587 9,627,427
Fees waived
(294,109) (216,003) (1,300,864)
Net Expenses
789,004 2,121,584 8,326,563
NET INVESTMENT INCOME (LOSS)
(539,278) (1,481,626) 527,922
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers
3,936,068 (2,107,500) 44,640,529
Investments in affiliated issuers
1,292,559 – –
Capital gain distributions from affiliate
222,498 – –
Foreign currency transactions
(8,048) – –
Securities sold short
– – (35,490,099)
Written options
709,179 5,870,212 –
Futures
(3,693,983) – 3,381,816
Net realized gain
2,458,273 3,762,712 12,532,246
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers
(4,692,413) (3,143,381) (54,279,968)
Investments in affiliated issuers
(1,950,050) – –
Foreign currency translations
(420) (270) –
Securities sold short
– – 45,442,863
Written options
155,214 (6,139,710) –
Futures
335,648 – 1,436,446
Net change in unrealized appreciation (depreciation)
(6,152,021) (9,283,361) (7,400,659)
NET REALIZED AND UNREALIZED GAIN (LOSS)
(3,693,748) (5,520,649) 5,131,587
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
$ (4,233,026) $ (7,002,275) $ 5,659,509

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
30
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE STRATEGIES FUND
ABSOLUTE CAPITAL OPPORTUNITIES
FUND
For the Years Ended March 31, For the Years Ended March 31,
2022 2021 2022 2021
OPERATIONS
Net investment loss $ (539,278) $ (741,985) $ (1,481,626) $ (986,281)
Net realized gain (loss) 2,458,273 (9,985,650) 3,762,712 (26,563,672)
Net change in unrealized appreciation
(depreciation) (6,152,021) 6,049,069 (9,283,361) 29,979,713
Increase (Decrease) in Net Assets Resulting
from Operations
(4,233,026) (4,678,566) (7,002,275) 2,429,760
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
(1,341,849) – – (12,497,480)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares
6,686,810 36,984,948 55,625,689 74,777,605
Reinvestment of distributions:
Institutional Shares
1,319,672
– –
12,193,376
Redemption of shares:
Institutional Shares
(43,246,874) (29,467,747) (25,299,251) (11,911,765)
Increase (Decrease) in Net Assets from Capital
Share Transactions
(35,240,392) 7,517,201 30,326,438 75,059,216
Increase (Decrease) in Net Assets
(40,815,267) 2,838,635 23,324,163 64,991,496
NET ASSETS
Beginning of Year
71,377,986 68,539,351 122,941,731 57,950,235
End of Year
$ 30,562,719 $ 71,377,986 $ 146,265,894 $ 122,941,731
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares
900,005 4,472,113 5,379,652 6,597,114
Reinvestment of distributions:
Institutional Shares
178,575
– –
1,120,454
Redemption of shares:
Institutional Shares
(5,817,170) (3,594,603) (2,449,086) (1,022,296)
Increase (Decrease) in Shares
(4,738,590) 877,510 2,930,566 6,695,272

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
31
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
For the Years Ended March 31,
2022 2021
OPERATIONS
Net investment income (loss) $ 527,922 $ (381,511)
Net realized gain 12,532,246 2,181,514
Net change in unrealized appreciation (depreciation) (7,400,659) 22,637,377
Increase in Net Assets Resulting from Operations
5,659,509 24,437,380
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares (17,303,308) (7,382,120)
Investor Shares (279,460) –
Total Distributions Paid
(17,582,768) (7,382,120)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares 411,242,309 315,924,202
Investor Shares 36,250,465 –
Reinvestment of distributions:
Institutional Shares 15,535,771 6,662,266
Investor Shares 279,460 –
Redemption of shares:
Institutional Shares
(175,203,296) (38,533,525)
Investor Shares
(5,751,001) –
Increase in Net Assets from Capital Share Transactions
282,353,708 284,052,943
Increase in Net Assets
270,430,449 301,108,203
NET ASSETS
Beginning of Year
440,973,555 139,865,352
End of Year
$ 711,404,004 $ 440,973,555
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares 36,522,582 28,186,467
Investor Shares 3,245,120 –
Reinvestment of distributions:
Institutional Shares 1,393,207 598,493
Investor Shares 25,109 –
Redemption of shares:
Institutional Shares
(15,583,932) (3,438,031)
Investor Shares
(517,558) –
Increase in Shares
25,084,528 25,346,929

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS
32
Absolute Funds
See Notes to Financial Statements.
Investment Operations
Distributions to
Shareholders from:
These financial highlights reflect selected data for a share outstanding throughout each period.
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses) on
Investments
Total from
Investment
Operations
Net
Investment
Income
Net
Realized
Gains
Total Distribution
to Shareholders
Net Asset
Value, End
of Period
Total
Return
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
3/31/2022 $ 7.88 ( $ 0.09) ( $ 0.53) ( $ 0.62) ( $ 0.19) $ — ( $ 0.19) $ 7.07 (7.96) %
3/31/2021 8.38 (0.08) (0.42) (0.50) — — — 7.88 (5.97)
3/31/2020 8.10 (0.03) 0.32 0.29 (0.01) — (0.01) 8.38 3.54
3/31/2019 8.37 0.04 (0.31) (0.27) — — — 8.10 (3.23)
3/31/2018 8.76 (0.07) (0.32) (0.39) — — — 8.37 (4.45)
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
3/31/2022 $ 10.63 (0.11) (0.43) (0.54) — — — 10.09 (5.08)
3/31/2021 11.90 (0.14) 0.82 0.68 (0.00) (c) (1.95) (1.95) 10.63 5.41
3/31/2020 11.50 0.04 0.36 0.40 — — — 11.90 3.48
3/31/2019 12.52 (0.12) (0.13) (0.25) — (0.77) (0.77) 11.50 (1.78)
3/31/2018 10.97 (0.15) 1.70 1.55 — — — 12.52 14.13
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
3/31/2022 $ 11.34 0.01 0.12 0.13 — (0.35) (0.35) 11.12 1.13
3/31/2021 10.32 (0.02) 1.37 1.35 (0.01) (0.32) (0.33) 11.34 13.12
3/31/2020 10.49 0.08 0.05 0.13 (0.11) (0.19) (0.30) 10.32 1.18
3/31/2019 10.29 0.10 0.30 0.40 (0.05) (0.15) (0.20) 10.49 3.95
3/31/2018(d) 10.00 0.02(e) 0.29(e) 0.31 — (0.02) (0.02) 10.29 3.14 (f)
INVESTOR SHARES
3/31/2022(h) $ 11.34 0.00 0.10 0.10 — (0.35) (0.35) 11.09 0.86 (f)
(a) Calculated based on average shares outstanding during each year.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.
(c) Amount represents less than $0.005.
(d) Commencement of operations was August 14, 2017.
(e) Net investment income and net realized and unrealized gain (loss) on investments for the period ended March 31, 2018 was restated. See
Note 2 of the March 31, 2018 Annual Report.
(f) Not annualized.
(g) Annualized.
(h) Commencement of operations was April 1, 2021.
( i ) Portfolio turnover is calculated for the Fund as a whole.

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS
33
Absolute Funds
See Notes to Financial Statements.
Ratios/Supplemental Data (Ratios to Average Net Assets)
Net
Assets,
End of
Period
(000's)
Net
Investment
Income
(Loss)
Net
Expenses
Dividend
and
Interest
Expenses
Net
Expenses
without
Dividend
and
Interest
Expenses
Gross
Expenses(b)
Portfolio
Turnover
$ 30,563 (1.15)% 1.69% 0.05% 1.64% 2.32% 11%
71,378 (0.97) 1.60 0.02 1.58 2.21 23
68,539 (0.42) 1.52 0.02 1.50 2.22 45
88,048 0.49 1.67 0.05 1.62 2.31 33
166,373 (0.87) 2.78 0.82 1.96 2.94 86
146,266 (1.10)% 1.57% 0.08% 1.49% 1.73% 30%
122,942 (1.22) 1.81 0.06 1.75 1.82 140
57,950 0.37 1.78 0.03 1.75 1.87 46
50,958 (0.99) 3.02 1.27 1.75 3.21 23
32,338 (1.30) 2.66 0.86 1.79 3.52 66
680,871 0.10% 1.51% 0.31% 1.20% 1.75% 4 5%
440,974 (0.16) 1.68 0.38 1.30 1.88 93
139,865 0.77 1.59 0.07 1.52 1.78 95
88,768 0.95 1.91 0.31 1.60 2.16 121
56,065 0.35( e )(g) 2.23(g) 0.60(g) 1.63(g) 3.13(g) 76(f)
30,533 (0.01)% (g) 1.77% (g) 0.32% (g) 1.45% (g) 2.16% (g) 4 5% ( i )

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
34
Absolute Funds
Note 1. Organization
Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware
statutory trust that is registered as an open-end, management investment company under the Investment Company
Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers Institutional
Shares. Institutional Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-
term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares.
Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities
Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
Absolute Convertible Arbitrage Fund currently offers Institutional Shares and Investor Shares. Absolute Convertible
Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA
Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible
Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund.
The reorganization of net assets from this transaction was as follows:
In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.
The Absolute Convertible Arbitrage Fund Investor Shares commenced operations on April 1, 2021.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting
Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” These
financial statements are prepared in accordance with accounting principles generally accepted in the United States of
America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
Date of
Contribution Net Assets Shares
Market Value of
Investments
August 14, 2017 $16,686,633 1,668,929 $10,790,692

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
35
Absolute Funds
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the
“Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures.
Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-
based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2022, for each Fund’s investments is included in each Fund’s
Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
36
Absolute Funds
income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its
NAV.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of March 31, 2022, for Absolute Strategies Fund
and Absolute Convertible Arbitrage Fund, are disclosed in the Notes to Schedule of Investments and Securities Sold
Short.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the
Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the
Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
37
Absolute Funds
option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of March 31, 2022, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options.
The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
Written options are non-income producing securities.
The values of each individual written option outstanding as of March 31, 2022, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis.
A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each
Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under
Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2022, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
38
Absolute Funds
Absolute Convertible Arbitrage Fund's class-specific expenses are charged to the operations of that class of shares.
Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.
Note 3. Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.40% and 1.20%, respectively, of each Fund’s average daily net assets. For the period April 1, 2021 through December 31, 2021, the Adviser received an advisory fee from
Absolute Strategies Fund of 1.60% of Absolute Strategies Fund’s average daily net assets. Effective January 1, 2022, the Adviser receives an advisory fee from Absolute Strategies Fund of 1.40% of Absolute Strategies Fund’s average daily net assets.
Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC
(d/b/a Apex Fund Services) (“Apex”) or their affiliates. Absolute Convertible Arbitrage Fund has adopted a Distribution
Plan (the “Plan”) for Investor Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, Investor
Shares are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares average daily net assets. The Absolute
Strategies Fund and Absolute Capital Opportunities Fund do not have a distribution (12b-1) plan; accordingly, the
Distributor does not receive compensation from the Absolute Strategies Fund and Absolute Capital Opportunities
Fund for its distribution services. The Adviser compensates the Distributor directly for its services to the Absolute
Strategies Fund and Absolute Capital Opportunities Fund.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services.
Pursuant to an Apex Services Agreement, each Fund pays Apex customary fees for its services. Apex provides a
Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering
Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through the calendar year ended December 31, 2021, each Independent Trustee’s annual retainer was $31,000 ($41,000 for the Chairman). Effective January 1, 2022, each Independent Trustee’s annual retainer is $45,000 ($55,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
39
Absolute Funds
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse Absolute Strategies Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses other than those attributable to the investment advisory fees incurred by the Absolute Strategies Fund as a result of the Absolute Strategies Fund’s investments in other pooled vehicles sponsored by the Adviser, broker charges, proxy expenses and extraordinary expenses) of Absolute
Strategies Fund to 1.99%, through August 1, 2023. During the year, Absolute Strategies Fund invested in Absolute
Capital Opportunities Fund, Absolute Convertible Arbitrage Fund and the Absolute Core Strategy ETF. As of March
31, 2022, Absolute Strategies Fund owned approximately 4.8%, 0.9% and 0.5% of Absolute Capital Opportunities
Fund, Absolute Convertible Arbitrage Fund and Absolute Core Strategy ETF, respectively. The Adviser has agreed to waive fees owed to it by the Absolute Strategies Fund in an amount equal to the fee it receives from Absolute Capital
Opportunities Fund, Absolute Convertible Arbitrage Fund and Absolute Core Strategy ETF based on Absolute Strategies
Fund’s investment in Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund and Absolute Core
Strategy ETF. For the year ended March 31, 2022, the Adviser waived fees of $294,109 related to these affiliated investments and these waivers are not subject to recoupment.
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute
Capital Opportunities Fund to 1.49% through August 1, 2022. The Adviser waived fees of $216,003 for Absolute
Capital Opportunities Fund for the year ended March 31, 2022.
The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute
Convertible Arbitrage Fund to 1.20% and 1.45% of the Institutional Shares and Investor Shares, respectively, through
August 1, 2022. The Adviser waived fees of $1,262,396 and $38,468 for Absolute Convertible Arbitrage Fund
Institutional and Investor Shares, respectively, for the year ended March 31, 2022.
The Funds may repay the Adviser for fees waived (other than advisory fees waived by the Adviser related to the
Absolute Strategies Fund’s investments in other pooled vehicles sponsored by the Adviser) and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2022, $0, $278,503 and $1,881,543 for Absolute
Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2022 , were as follows:
Non-U.S. Government Obligations
Purchases Sales
Absolute Strategies Fund $ 3,687,923 $ 44,554,929
Absolute Capital Opportunities Fund 31,541,472 22,554,504
Absolute Convertible Arbitrage Fund 522,815,469 228,282,363

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
40
Absolute Funds
Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2022 , for any derivative type during the year is as follows:
Each Fund’s use of derivatives for the year ended March 31, 2022 , was limited to options and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31,
2022 :
Absolute Strategies Fund
Absolute Capital Opportunities Fund
Absolute Convertible Arbitrage Fund
Absolute Strategies
Fund
Absolute Capital
Opportunities Fund
Absolute
Convertible
Arbitrage Fund
Futures Contracts $ 3,566,533,429 $ – $ 314,871,731
Purchased Options 16,042,589 50,105,310 –
Written Options (4,353,284) (74,558,278) –
Location: Equity Risk
Asset derivatives:
Investments, at value – purchased options $ 418,450
Unrealized appreciation on futures* 186,535
Total asset derivatives $ 604,985
Liability derivatives:
Call options written $ (30,500)
Put options written (22,750)
Total liability derivatives $ (53,250)
Location: Equity Risk
Asset derivatives:
Investments, at value – purchased options $ 1,706,517
Liability derivatives:
Call options written $ (10,988,595)
Put options written (2,495,710)
Total liability derivatives $ (13,484,305)
Location: Interest Risk
Asset derivatives:
Unrealized appreciation on futures* $ 1,924,181
* Balance is included in the deposits with broker for futures on the Statements of Assets and Liabilities.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
41
Absolute Funds
Realized and unrealized gains and losses on derivatives contracts for the year ended March 31, 2022 , are recorded by each Fund in the following locations on the Statements of Operations:
Absolute Strategies Fund
Absolute Capital Opportunities Fund
Absolute Convertible Arbitrage Fund
Location:
Equity
Contracts
Net realized gain (loss) on:
Investments – purchased options $ (2,104,357)
Written options 709,179
Futures (3,693,983)
Total net realized gain (loss) $ (5,089,161)
Net change in unrealized appreciation (depreciation) on:
Investments – purchased options $ (323,296)
Written options 155,214
Futures 335,648
Total net change in unrealized appreciation (depreciation) $ 167,566
Location:
Equity
Contracts
Net realized gain (loss) on:
Investments $ (8,212,058)
Written options 5,870,212
Total net realized gain (loss) $ (2,341,846)
Net change in unrealized appreciation (depreciation) on:
Investments $ (5,450,030)
Written options (6,139,710)
Total net change in unrealized appreciation (depreciation) $ (11,589,740)
Location:
Interest
Contracts
Net realized gain (loss) on:
Futures $ 3,381,816
Total net realized gain (loss) $ 3,381,816
Net change in unrealized appreciation (depreciation) on:
Futures $ 1,436,446
Total net change in unrealized appreciation (depreciation) $ 1,436,446

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
42
Absolute Funds
Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31,
2022 . These amounts may be collateralized by cash or financial instruments.
Note 7. Federal Income Tax
As of March 31, 2022, cost for federal income tax and net unrealized appreciation (depreciation) consists of:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
Gross Asset
(Liability) as
Presented in
the Statement
of Assets and
Liabilities
Derivatives
Available for
Offset
Financial
Instruments
(Received)
Pledged*
Cash Collateral
(Received)
Pledged* Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives** $ 418,450 $ – $ – $ – $ 418,450
Unrealized appreciation on futures*** 186,535 – – – 186,535
Liabilities:
Over-the-counter derivatives** (53,250) – 53,250 – –
Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives** 1,706,517 – – – 1,706,517
Liabilities:
Over-the-counter derivatives** (13,484,305) – 13,484,305 – –
Absolute Convertible Arbitrage Fund
Assets:
Unrealized appreciation on futures*** 1,924,181 – – – 1,924,181
* The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
** Over-the-counter derivatives may consist of options. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation
(depreciation), see the Schedule of Investments and Call and Put Options Written.
*** Balance is included in the deposits with broker for futures on the Statements of Assets and Liabilities.
Tax Cost of
Investments
Gross Unrealized
Appreciation
Gross Unrealized
Depreciation
Net Unrealized
Appreciation
(Depreciation)
Absolute Strategies Fund $ 28,289,868 $ 711,228 $ (521,539) $ 189,689
Absolute Capital Opportunities Fund 120,895,802 22,773,896 (15,169,262) 7,604,634
Absolute Convertible Arbitrage Fund 404,775,383 73,909,726 (83,834,036) (9,924,310)
Ordinary Income Long-Term Capital Gain Total
Absolute Strategies Fund
2022 $ 1,341,849 $ – $ 1,341,849
2021 – – –
Absolute Capital Opportunities Fund
2022 – – –
2021 12,275,193 222,287 12,497,480
Absolute Convertible Arbitrage Fund
2022 271,581 17,311,187 17,582,768
2021 158,181 7,223,939 7,382,120

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
43
Absolute Funds
As of March 31, 2022, distributable earnings (accumulated loss) on a tax basis were as follows:
The difference between components of distributable earnings on a tax basis and the amounts reflected in the
Statements of Assets and Liabilities are primarily due to return of capital on equity securities, convertible bond deemed dividends, wash sales, futures, constructive sales, convertible bond premium amortization, straddles, cover loss deferrals, short dividends and deferred business interest expense.
As of March 31, 2022, the Absolute Strategies Fund and the Absolute Capital Opportunities Fund have $36,465,634 and $21,037,623, respectively of available short-term capital loss carryforwards and $814,745 and $0, respectively, of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the current deferred late year ordinary loss was $124,367 and $277,616 for the Absolute Strategies
Fund and Absolute Capital Opportunities Fund, respectively, (realized during the period January 1, 2022 through
March 31, 2022). These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2022.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2022. The following reclassifications were the result of book to tax differences resulting from net operating loss and have no impact on the net assets of each Fund.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Undistributed
Ordinary Income
Undistributed
Long-Term Gain
Capital and Other
Losses
Unrealized
Appreciation
(Depreciation)
Other Temporary
Differences Total
Absolute Strategies Fund $ – $ – $ (37,404,746) $ 189,746 $ – $ (37,215,000)
Absolute Capital Opportunities
Fund – – (21,315,239) 7,604,551 (152,231) (13,862,919)
Absolute Convertible Arbitrage
Fund 656,258 14,475,833 – (9,924,310) – 5,207,781
Distributable
Earnings Paid-in-Capital
Absolute Strategies Fund $ 418,146 $ (418,146)
Absolute Capital Opportunities Fund 1,410,002 (1,410,002)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
44
Absolute Funds
To the Board of Trustees of Forum Funds
and the Shareholders of Absolute Strategies Fund,
Absolute Capital Opportunities Fund, and Absolute Convertible Arbitrage Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund, Absolute Capital
Opportunities Fund, and Absolute Convertible Arbitrage Fund, each a series of shares of beneficial interest in Forum
Funds (the “Funds”), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the
Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 27, 2022
Financial Highlights
Absolute Strategies Fund For each of the years in the five-year period ended March 31, 2022
Absolute Capital Opportunities Fund  For each of the years in the five-year period ended March 31, 2022
Absolute Convertible Arbitrage Fund Institutional Class: For each of the years in the four-year period ended March 31, 2022 and for the period August 14, 2017 (commencement of operations) to March 31, 2018
Investor Class: For the period April 1, 2021 (commencement of operations) to March 31, 2022

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
45
Absolute Funds
Investment Advisory Agreement Approval
At the December 10, 2021 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisers LLC (the “Adviser”)
and the Trust pertaining to the Funds (the “Advisory Agreement”) and the subadvisory agreements between the
Adviser and its subadvisers, Kovitz Investment Group Partners, LLC and St. James Investment Company, LLC (the
“Subadvisers”) (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf concerning the services provided by the Adviser and each Subadviser. The Board also discussed the materials with
Fund counsel and, as necessary, with the Trust's administrator. During its deliberations, the Board also received an oral presentation from the Adviser and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to each of the Funds by the Adviser and Subadvisers, including information on the investment performance of each Fund and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Funds; (3) the advisory fee and net expense ratio of each of the Funds compared to those of relevant peer groups of funds; (4) the extent to which economies of scale may be realized as each of the Funds grows and whether the advisory fees enable each of the Funds’ investors to share in the benefits of economies of scale; and
(5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Funds. In addition, the Board recognized that the evaluation process with respect to the Adviser and each Subadviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser, including about Subadviser performance, at regularly scheduled meetings during the past year.
Nature, Extent and Quality of Services
Based on written materials received from the Adviser and each Subadviser, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the personnel, operations and financial condition of the Adviser and each Subadviser, the Board considered the quality of services to be provided by the Adviser under the Advisory
Agreement and by each Subadviser under its Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Funds’ investments; the investment philosophy and decision-making processes of the Adviser; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s and each Subadviser’s services with respect to regulatory compliance; and the
Adviser’s and each Subadvisers’ representations regarding its financial condition, including that each firm’s financial condition would not impair its ability to provide high-quality advisory services to the applicable Fund.
The Board also considered the Adviser’s analysis of and recommendations regarding each Subadviser. Based on the presentation and the materials provided by the Adviser and each Subadviser, among other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser under the Advisory Agreement and each Subadviser under its Subadvisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Funds, including the
Fund’s investment objectives and strategies and the Adviser’s assessment of the Subadvisers’ services, the Board reviewed the performance of the Funds compared to their respective benchmark indices. The Board observed that the Strategies Fund underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five-, and
10-year periods ended September 30, 2021, and for the period since the Strategies Fund’s inception on July 27,
2005. The Board observed that the Opportunities Fund underperformed its primary benchmark index, the HFRX Equity
Hedge Index, for the one-, three-, and five-year periods ended September 30, 2021 and outperformed the benchmark for the period since the Opportunities Fund’s inception on December 30, 2015. The Board observed that the Arbitrage
Fund underperformed its primary benchmark index, the HFRX Fixed Income Convertible Arbitrage Index, for the one-,
three-, and five-year periods ended September 30, 2021, and outperformed the primary benchmark index for the 10-
year period ended September 30, 2021 and for the period since the Arbitrage Fund’s inception on September 30,
2002, though the Board noted that the Arbitrage Fund’s performance for periods prior to August 2017 was that of the
Arbitrage Fund’s predecessor private fund.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
46
Absolute Funds
The Board noted the Adviser’s representation that it was not the objective of the Funds to outperform specific market indices because the Funds employ unique investment strategies that are intended to seek positive returns over a complete market cycle, including in particular market downturns, irrespective of any benchmark or market performance.
The Board also noted the Adviser’s representation that the performance of the Strategies Fund, in particular, tends to deviate from the performance of equity indices, in part, because the Strategies Fund’s portfolio is generally comprised of a balance of both long and short positions, unlike its benchmark index and, in part, because the Strategies Fund’s investment strategies include a countercyclical component that is designed to outperform in declining markets but tends to cause the Strategies Fund to underperform in rising markets. The Board then considered market conditions since 2008 and noted that, during that time, markets have tended to rise. With respect to the Opportunities Fund, the
Board noted the Adviser’s representation that the Opportunities Fund’s bias toward value stocks remained out of favor in the market, as growth stocks continued to outperform value stocks during the periods under review. The Board also noted the Adviser’s representation that the Opportunities Fund’s underperformance relative to its primary benchmark index could also be attributed, in part, to the Opportunities Fund’s secondary bias towards long volatility, which was unable to generate returns during the latest 12-month period. With respect to the Arbitrage Fund, the Board noted
the Adviser’s representation that, unlike the Arbitrage Fund, the hedge funds comprising the benchmark index utilized leverage when deploying their convertible arbitrage strategies, thereby magnifying gains and outperformance relative to the Arbitrage Fund, but that the Adviser was nonetheless pleased with the Arbitrage Fund’s overall performance during the period and the Arbitrage Fund’s low sensitivity to interest rates relative to the benchmark index.
The Board also considered each Fund’s performance relative to a peer group of funds identified by Strategic Insight
(“Strategic Insight”) as having characteristics similar to those of the applicable Fund. The Board observed that the
Strategies Fund underperformed the average of its Strategic Insight peers for the one-, three-, five-, and 10-year periods ended September 30, 2021. The Board noted the Adviser’s representation that its unique approach to managing the
Strategies Fund made it difficult to identify an appropriate peer group, as well as the Adviser’s explanation as to how the Strategic Insight peers differed from the Strategies Fund. The Board noted, for example, that the Strategies Fund’s positioning allowed it to perform well during broad market drawdowns, such as the first quarter of 2020, but perform poorly when the broader markets appreciate significantly, as they did during most of the period under review.
The Board observed that the Opportunities Fund underperformed the average of its Strategic Insight peers for the one-, three-, and five-year periods ended September 30, 2021. The Board noted the Adviser’s representation that the
Strategic Insight peers were not the most suitable comparison for the Opportunities Fund due to the Opportunities
Fund’s lesser relative exposure to the overall equity markets and the existence of options in the Opportunities Fund’s portfolio that provide for long volatility exposure, allowing the Opportunities Fund to outperform in difficult market environments, such as the first quarter of 2020, but underperform in rising equity markets with declining volatility, like the market environment over the last year.
The Board also observed that the Arbitrage Fund underperformed the average of its Strategic Insight peers for the one-
, three-, and five-year periods ended September 30, 2021. The Board noted the Adviser’s representation that, within the Arbitrage Fund’s Strategic Insight peer group, there was only one other mutual fund that employed a pureplay convertible arbitrage strategy similar to that of the Arbitrage Fund, whereas the majority of the Strategic Insight peers employ a mix of convertible arbitrage, global macro, and long credit strategies and, as a result, the performance of the
Arbitrage Fund would likely be different from the Strategic Insight peers over any period of time as a result.
The Board also considered the Adviser’s assessment of each Subadviser’s performance, noting that the Adviser had expressed satisfaction with the performance of each Subadviser. The Board acknowledged the Adviser’s representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser’s explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Fund’s benchmark index(es). In this regard, the Board noted the Adviser’s responsibility for allocating the
Opportunities Fund’s and Strategies Fund’s assets among one or more Subadvisers on an ongoing basis and the
Adviser’s active management of a separate sleeve of the portfolio for the Strategies Fund in order for the Fund to achieve its investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to give substantial weight to the Adviser’s evaluation of the contribution of each Subadviser to the performance of the applicable Fund as a whole.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
47
Absolute Funds
In light of the above and other relevant considerations, the Board concluded that the Funds and their shareholders could benefit from the Adviser’s and Subadvisers’ continued management of the Funds under the Advisory Agreement and each of the Subadvisory Agreements.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to each of the Funds and analyzed comparative information on the actual advisory fee rates and actual total expenses of the relevant Strategic Insight peer group. The Board observed that advisory fee rates for the Arbitrage Fund and Opportunities Fund were each higher than the median of their respective Strategic Insight peer groups and the advisory fee rate for the Strategies
Fund was lower than the median of the Strategic Insight peer group. The Board observed that the net expense ratios for each of the Arbitrage Fund and Opportunities Fund were lower than the median of their respective Strategic Insight peer groups and the net expense ratio for the Strategies Fund was higher than the median of its Strategic Insight peer group.
The Board considered that the Adviser had imposed contractual expense caps on the total expense ratio for each of the
Funds in an effort to ensure that the expenses of the Funds remained competitive. With respect to the Opportunities
Fund, the Board noted that its contractual advisory fee rate had been lowered in 2018 and the contractual expense cap had been lowered effective November 25, 2020. With respect to the Arbitrage Fund, the Board also noted that its contractual advisory fee rate had been lowered effective January 2, 2020, and that its contractual expense cap for
Institutional Shares had been lowered effective April 12, 2021. With respect to the Strategies Fund, the Board noted
that the Adviser was proposing to lower the contractual advisory fee rate from 1.60% to 1.40%, effective January 1,
2022.
In addition, with respect to the Strategies Fund, the Board noted that the Adviser manages an ETF with an investment objective that is substantially similar to that of the Strategies Fund but that pays a lower advisory fee rate and has a lower net expense ratio than the Strategies Fund. However, the Board noted that there existed several differences between the ETF and the Strategies Fund, including that the ETF does not employ a multi-manager, whereby the
Adviser is responsible for continually considering the appropriateness of revising the Fund’s subadviser line-up, and that the Adviser does not actively trade a sleeve of the ETF. The Board also noted the Adviser’s representation that the fee compression in the ETF industry required the Adviser to accept a lower advisory fee rate for the ETF, even if a higher fee rate would be fair in light of the nature and quality of services it provides to the ETF.
Further, with respect to all of the Funds, the Board recognized that the Adviser’s fees do not include performance and similar fees paid by hedge funds and other vehicles with which the Funds compete given the hedge fund-like nature of the Funds’ strategies. Finally, the Board noted that the Adviser pays each Subadviser out of its advisory fee. Under these circumstances, the Board concluded that it was difficult to make meaningful comparisons between the Funds’
actual advisory fee rates and net expense ratios and those of the Funds’ respective Strategic Insight peers due to, among other things, variations between the services provided by the Adviser to the Funds and those provided to the
Strategic Insight peer group funds by their advisers.
Based on the foregoing and other applicable considerations, the Board concluded that the advisory fee rates to be charged to the Funds under the Advisory Agreement appeared to be reasonable.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each of the Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the
Funds as well as the Adviser’s discussion of the costs and profitability of its fund activities, including the percentage and amount of the Adviser’s fee that the Adviser retained and the percentage and amount of the Adviser’s fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the
Adviser’s profits attributable to the management of each of the Funds were reasonable.
The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Fund and that the
Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
48
Absolute Funds
Under these circumstances, the Board concluded that each Subadviser’s profitability was not a material factor in determining whether to approve the continuance of the Subadvisory Agreements.
Economies of Scale
The Board considered whether the Funds could benefit from economies of scale. In this regard, the Board considered the fee structure, asset size, and expense cap of each of the Funds. The Board considered the Adviser’s representation that each of the Funds could potentially benefit from economies of scale as assets grow and noted recent actions by the Adviser to lower the expense caps and advisory fee rates applicable to the Funds. With respect to the Strategies
Fund, the Board noted that the Fund’s assets had declined over the last year and that the Adviser was proposing to lower the contractual advisory fee rate from 1.60% to 1.40%, effective January 1, 2022. With respect to the
Opportunities Fund, the Board noted the current low relative asset level of the Fund, the reduction in the Adviser’s contractual advisory fee rate in 2018, and the reduction in the expense cap from 1.75% to 1.49% that took effect on
April 12, 2021. With respect to the Arbitrage Fund, the Board noted that the Adviser had reduced the advisory fee rate from 1.40% to 1.20%, effective December 23, 2019, and had lowered the contractual expense cap from 1.40% to
1.20%, effective November 25, 2020. Based on the foregoing and other applicable considerations, including the size of the Funds, the Board concluded that any existing economies of scale were addressed in the Funds’ expense cap structure and that the information presented was consistent with the approval of the Advisory Agreement at current fee levels.
Other Benefits
The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the
Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. When considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser’s recommendation that each Subadvisory Agreement be renewed and to the Adviser’s representation that the reappointment of the Subadvisers would positively contribute to the Adviser’s successful execution of those sub-advised Funds’ overall strategies. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreements.
Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
49
Absolute Funds
Shareholder Expense Example
As a shareholder of the Funds , you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses
Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The
Absolute Strategies Fund designates 13.34 % of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 27.02 % for the qualified dividend rate (QDI) as defined in section 1(h)(11) of the Code. The Absolute Strategies Fund also designates 1 . 01 % of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Beginning
Account Value
October 1, 2021
Ending
Account Value
March 31, 2022
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Absolute Strategies Fund
Actual $ 1,000.00 $ 968.49 $ 8.29 1.69%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,016.50 $ 8.50 1.69%
Absolute Capital Opportunities Fund
Actual $ 1,000.00 $ 985.35 $ 7.77 1.57%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,017.10 $ 7.90 1.57%
Absolute Convertible Arbitrage Fund
Institutional Shares
Actual $ 1,000.00 $ 1,001.57 $ 7.54 1.51%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,017.40 $ 7.59 1.51%
Investor Shares
Actual $ 1,000.00 $ 1,000.67 $ 8.83 1.77%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,016.11 $ 8.90 1.77%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
50
Absolute Funds
The Absolute Convertible Arbitrage Fund designates 100 .00 % of its income dividends as short-term capital dividends exempt from U.S. tax for foreign shareholders as (QSD).
Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Absolute Convertible Arbitrage Fund designated
$17,311,187 as long-term capital gain dividends.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each
Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement
of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships
Held By Trustee
During Past Five
Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011
and Chairman
since 2018
Director, Blue Sky Experience
(a charitable endeavor) since
2008; Senior Vice President
& General Counsel, American
Century Companies (an investment
management firm) 1998-2008.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) 2017-
2021; independent consultant
providing interim CFO services,
principally to non-profit organizations,
2011-2017.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services since
2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
51
Absolute Funds
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019;
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-
2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice President
since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)
INVESTMENT ADVISER
Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, Massachusetts 02043
www.absoluteadvisers.com
TRANSFER AGENT
Apex Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.apexgroup.com
DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
This report is submitted for the general information of
the shareholders of the Funds. It is not authorized for
distribution to prospective investors unless preceded
or accompanied by an effective prospectus, which
includes information regarding the Funds’ risks,
objectives, fees and expenses, experience of its
managements and other information.
212-ANR-0322

Beck, Mack & Oliver LLC
Annual Report
March 31, 2022
Beck, Mack & Oliver Partners Fund

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
1
Dear Fellow Shareholder:
The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned +17.35% net of fees and expenses for the fiscal year ended March 31, 2022 (the “Fiscal Year”), resulting in a net asset value of $19.68. By comparison, during the Fiscal Year, the S&P 500 Index (the “S&P 500”), which is the Partners Fund’s principal benchmark, returned +15.65%.
Performance Update
We were pleased with the investment performance of the Partners Fund during the Fiscal Year, both in absolute terms and relative to the S&P 500. Many of our largest positions generated outsized total returns, and, with few exceptions, we believe that our portfolio of businesses continues to compound intrinsic value at attractive rates. During the Fiscal Year, we initiated four new investments, which we believe have improved the quality of the portfolio.
The Fiscal Year was the second consecutive fiscal year in which the Partners Fund has outperformed the S&P 500. During the two-year period ended March 31, 2022, the Partners Fund has generated a cumulative return of +113.55% vs. +80.81%
for the S&P 500.
Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.
Largest Positive & Negative Contributors
The table below indicates the largest positive and negative contributors to investment performance as well as the total returns of the respective securities during the Fiscal Year.
1
Largest Positive Contributors
Blackstone (“BX”) and Credit Acceptance Corp. (“CACC”) have been core positions for the Partners Fund for the last several years, and we have written about these investments in multiple prior shareholder letters.
2
In our opinion, both BX
and Apollo Global Management (“APO”), which was the fifth largest positive contributor during the Fiscal Year, are the two most compelling businesses within the alternative asset management industry, which continues to benefit from a number of
1
Contribution refers to how much the position contributed to, or detracted from, the Partners Fund’s investment performance during the Fiscal Year.
Total return refers to the security’s total return during the entire Fiscal Year.
2
For instance, please see the shareholder letter for the semi-annual period ended September 30, 2021 (“September 2021 Letter”), for a discussion of
CACC and BX.
Largest Positive Contributors Largest Negative Contributors
Position Contribution Total Return Position Contribution Total Return
Blackstone +4.99% +76.22% Discovery -1.71% -32.31%
Credit Acceptance Corp. +2.27% +52.78% Teva Pharmaceutical Industries -0.69% -18.63%
BlackBerry +2.02% -11.51% Black Knight -0.60% -21.62%

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
2
tailwinds.  We have been impressed in particular with BX’s ongoing ability to scale its real estate, credit, and private equity platforms and with the growth opportunities created by APO’s recently closed acquisition of Athene Holding.  Separately,
CACC continues to execute extremely well—with strong collections, disciplined underwriting, and significant share repurchases—in what is a challenging competitive environment.
Please see the “Exited Positions” section below and the September 2021 Letter for a discussion of BlackBerry.
Largest Negative Contributors
We have written about Discovery (“DISCK”) and Teva Pharmaceutical Industries (“TEVA”) in prior shareholder letters, including the September 2021 Letter. During the Fiscal Year DISCK generated a total shareholder return of -32.31%, which was disappointing to us, but for context the stock did generate a total shareholder return of +110.32% during the fiscal year ended March 31, 2021. We attribute much of the stock’s underperformance during the Fiscal Year to the lengthy regulatory review and related closing processes associated with the company’s merger with WarnerMedia, which was announced in
May 2021 and closed subsequent to the end of the Fiscal Year. This transaction brings together DISCK’s nonfiction and lifestyle assets—such as the Discovery Channel, HGTV, and the Food Network—and HBO, TNT, Warner Bros., and other iconic brands from WarnerMedia. We believe that this combination creates a content powerhouse capable of successfully competing, on a global scale and in both linear and streaming formats, with the likes of Disney and Netflix. We further believe that there will be substantial financial value-creation via the realization of expense and revenue synergies, cash flow optimization, and rapid debt paydown, which will, in time, accrue to the benefit of stockholders.
The principal overhang on TEVA’s share price continues to be the opioid-related litigation. We have been encouraged by recent developments in the litigation, but do not expect the overhang to be lifted until the litigation is definitively resolved.
And though this process has taken significantly longer than we originally anticipated, our expectation today is that its conclusion is months rather than years away. In the meantime, we have been pleased with the performance of the underlying generic pharmaceuticals business and retain a great deal of confidence in the management team.
Please see the following section for a discussion of Black Knight.
New & Exited Positions
The table below indicates the new positions that were initiated and the positions that were exited during the Fiscal Year.
New Positions
Black Knight (“BKI”) provides software and related technology for the mortgage origination and servicing industry.
The company operates the largest mortgage servicing platform, which generates a growing stream of recurring revenue based on long-term customer relationships, and has a meaningful opportunity to expand the market share of its mortgage loan origination system, the adoption of which can substantially reduce the amount that it costs a customer to originate a mortgage. These origination costs have risen dramatically over the last 15 years or so, which is partly a result of greater regulatory burdens faced by the originators, which include the biggest banks. At the same time, technological innovation
New Positions Exited Positions
Arthur J Gallagher Armstrong World Industries
Black Knight BlackBerry
CoStar Group Grifols
Tricon Residential Wabtec Corp.

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
3
has improved the functionality of Black Knight’s software-based origination system, which we believe will lead to ongoing customer adoption.
CoStar Group (“CSGP”) has the largest repository of commercial real estate data, subscriptions to which it sells to a broad range of customers, including brokers, owners, lenders, investors, appraisers, and regulators. The company also operates online marketplaces with listings of apartment vacancies and commercial properties. We believe that each of these businesses benefits from CSGP’s common ownership of them, as data from one can enrich the services of the others, and that all of them have highly compelling long-term growth prospects.
We had followed both BKI and CSGP for a period of time prior to our recent investments in them. In each case, we had arrived at favorable conclusions regarding the core business, the growth opportunity, and the quality and alignment of the management team, but hesitated in response to valuations that appeared largely to reflect these conclusions. Following a subsequent decline in the share prices, however, we re-underwrote our fundamental investment theses and were excited to initiate new positions in what we believe are great businesses at attractive valuations. Due to volatility in the share price subsequent to our initial purchase, we bought additional shares of BKI at even lower prices.
We discussed our new investments in Arthur J Gallagher and Tricon Residential in the September 2021 Letter. In each case, we are happy with the underlying business performance and total shareholder return.
Exited Positions
Our exits from Armstrong World Industries (“AWI”) and Wabtec Corp. (“WAB”), two industrial positions that we initiated in calendar 2017, were motivated primarily by the need to fund new investments rather than by valuation considerations or any fundamental changes in the businesses. We simply have greater conviction elsewhere in the portfolio, including in other industrial investments. For instance, during the Fiscal Year we purchased more shares of both Ashtead Group and CAE.
3
By contrast, our exit from BlackBerry, which we discussed in the September 2021 Letter, was prompted by an extraordinary increase in its share price; and our exit from Grifols, which we discussed in the March 2021 Letter, was due to a loss of conviction in the investment thesis.
Other Portfolio Observations
As of the end of the Fiscal Year, the Partners Fund held 28 equity positions, with the 10 largest positions representing 52.9%
of net assets. This compares to 28 equity positions, with the 10 largest positions representing 53.5% of net assets, as of
March 31, 2021.
As of the end of the Fiscal Year, the largest sector exposures were financials (34.5% of net assets), information technology
(18.0%), and communication services (13.8%), and cash represented less than 1% of net assets.
As of the end of the Fiscal Year, the Partners Fund had an estimated net capital loss carryforwards of approximately $8.2 million, or approximately $2.70 per share. We regard this loss carryforwards as a source of future value for the Partners
Fund’s shareholders, as it may be utilized to offset future realized capital gains.
3
Please see the shareholder letters for the fiscal year ended March 31, 2020, and for the fiscal year ended March 31, 2021 (“the March 2021 Letter), respectively.

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
4
Outlook & Conclusion
In the September 2021 Letter, we observed that an economy characterized by faster inflation underscores the importance of owning businesses with pricing power, which tend to be better positioned to protect their profit margins, and hence their rate of earnings growth, in the face of cost pressures. We also discussed the potential for higher nominal interest rates to put pressure on equity valuations, where the greatest impact would likely be on equities that trade at particularly high multiples and/or those whose projected cash flows are weighted far into the future. We believe that the Partners Fund’s portfolio, including the four new investments mentioned above, comprises businesses that, on the whole, have strong pricing power, consistent profitability, and valuations that range from cheap to reasonable.
We spend most of our time analyzing businesses and picking individual stocks, and we generally eschew prognosticating about the near-term direction of the financial markets or the broader economy. For one thing, we believe that our core competence resides in the former, so we allocate our time in such a way as to maximize our competitive advantage. For another, the successful identification of great businesses at reasonable prices should itself mitigate the impact of short-term vagaries of the market or the economy on our long-term investment returns.
We nevertheless closely monitor economic and market conditions, which have become more challenging in recent months.
Inflation has accelerated to an uncomfortable rate, which has prompted the Federal Reserve to begin to change US monetary policy. We believe that faster inflation will manifest in a number of ways, including credit deterioration among lower-
income households and volatility in foreign exchange markets. We further believe that the interest rates under the Federal
Reserve’s control may not quite have the impact on inflation that they have had in prior cycles, as changes in interest rates tend to discourage consumption and investment that rely on debt financing, but do not have an obvious relationship with clogged ports, commodity shortages, or scarce labor. Finally, we are wary of the Federal Reserve’s stated intention to reduce the size of its nearly $9 billion balance sheet, which we believe is fraught not only with uncertainty regarding its practical implementation but also a lack of conceptual clarity on the underlying objective. In any case, we expect the Federal Reserve to raise short-term interest rates and shrink its balance sheet at least until the occurrence of a recession, a bear market or other financial disturbance, or a deceleration of inflation.
Thank you for your support.
Yours sincerely,
Robert C. Beck Richard C. Fitzgerald

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
5
Appendix: Historical Performance
Total returns for the Partners Fund and the S&P 500 for the periods ended March 31, 2022, were as follows:
Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.86% However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2022; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.
IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include:
equity and convertible securities risk, foreign securities risk, management risk, fixed income securities risk, noninvestment grade securities risk, liquidity risk, non-diversification risk, and business development risk. The Partners Fund may invest in small and mid-sized capitalization companies, and such companies may carry greater risk than is customarily associated with larger companies for various reasons, such as narrower markets, limited financial resources, and less liquid stock. The
Partners Fund may invest in large capitalization companies, and such companies may underperform other segments of the market for various reasons, such as lower responsiveness to competitive challenges or opportunities and an inability to attain high growth rates during periods of economic expansion.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total returns of the S&P 500 Index and of the Partners Fund include the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P
500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2022, and may not reflect their views on the date this report is first published or any time thereafter.
These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009, is that of the
Annualized Returns
One Year Three Years Five Years Ten Years
Since Inception
April 19, 1991
Partners Fund +17.35% +20.94% +14.17% +8.95% +9.14%
S&P 500 +15.65% +18.92% +15.99% +14.64% +10.51%
Outlook & Conclusion
In the September 2021 Letter, we observed that an economy characterized by faster inflation underscores the importance of owning businesses with pricing power, which tend to be better positioned to protect their profit margins, and hence their rate of earnings growth, in the face of cost pressures. We also discussed the potential for higher nominal interest rates to put pressure on equity valuations, where the greatest impact would likely be on equities that trade at particularly high multiples and/or those whose projected cash flows are weighted far into the future. We believe that the Partners Fund’s portfolio, including the four new investments mentioned above, comprises businesses that, on the whole, have strong pricing power, consistent profitability, and valuations that range from cheap to reasonable.
We spend most of our time analyzing businesses and picking individual stocks, and we generally eschew prognosticating about the near-term direction of the financial markets or the broader economy. For one thing, we believe that our core competence resides in the former, so we allocate our time in such a way as to maximize our competitive advantage. For another, the successful identification of great businesses at reasonable prices should itself mitigate the impact of short-term vagaries of the market or the economy on our long-term investment returns.
We nevertheless closely monitor economic and market conditions, which have become more challenging in recent months.
Inflation has accelerated to an uncomfortable rate, which has prompted the Federal Reserve to begin to change US monetary policy. We believe that faster inflation will manifest in a number of ways, including credit deterioration among lower-
income households and volatility in foreign exchange markets. We further believe that the interest rates under the Federal
Reserve’s control may not quite have the impact on inflation that they have had in prior cycles, as changes in interest rates tend to discourage consumption and investment that rely on debt financing, but do not have an obvious relationship with clogged ports, commodity shortages, or scarce labor. Finally, we are wary of the Federal Reserve’s stated intention to reduce the size of its nearly $9 billion balance sheet, which we believe is fraught not only with uncertainty regarding its practical implementation but also a lack of conceptual clarity on the underlying objective. In any case, we expect the Federal Reserve to raise short-term interest rates and shrink its balance sheet at least until the occurrence of a recession, a bear market or other financial disturbance, or a deceleration of inflation.
Thank you for your support.
Yours sincerely,
Robert C. Beck Richard C. Fitzgerald

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2022
6
limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December
1, 2009, is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Fiscal Year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of
1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Fund holdings and/or sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Beck, Mack & Oliver Partners Fund
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022
7
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck,
Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500® Index (the “S&P 500”), over the past 10 fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.86%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2022
(the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year Ten Year
Beck Mack & Oliver Partners Fund 17.35% 14.17% 8.95%
S&P 500® Index 15.65% 15.99% 14.64%

Beck, Mack & Oliver Partners Fund
PORTFOLIO PROFILE (Unaudited)
March 31, 2022
8
PORTFOLIO HOLDINGS
% of Total Investments

Beck, Mack & Oliver Partners Fund
SCHEDULE OF INVESTMENTS
March 31, 2022
9
See Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in
Note 2 of the accompanying Notes to Financial Statements.
The Level 1 value displayed in this table includes Common Stock. The
Level 2 value displayed in this table includes a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
Shares Security Description Value
Common Stock - 99.5%
Communication Services - 13.8%
1,300 Alphabet, Inc., Class C
(a)
$ 3,630,887
105,000 Discovery, Inc., Class C
(a)
2,621,850
176,000 Lumen Technologies, Inc. 1,983,520
8,236,257
Consumer Discretionary - 2.3%
9,000 Hilton Worldwide Holdings, Inc.
(a)
1,365,660
Energy - 3.9%
70,000 Enterprise Products Partners LP 1,806,700
10,000 Matador Resources Co. 529,800
2,336,500
Financials - 34.5%
51,000 Apollo Global Management, Inc. 3,161,490
13,000 Arthur J Gallagher & Co. 2,269,800
37,000 Blackstone, Inc., Class A 4,696,780
6,000 Credit Acceptance Corp.
(a)
3,302,220
12,000 Enstar Group, Ltd.
(a)
3,133,800
16,000 JPMorgan Chase & Co. 2,181,120
21,000 The Charles Schwab Corp. 1,770,510
20,515,720
Health Care - 13.6%
6,000 Abbott Laboratories 710,160
9,000 Laboratory Corp. of America
Holdings
(a)
2,372,940
84,000 RadNet, Inc.
(a)
1,879,080
215,000 Teva Pharmaceutical Industries, Ltd.,
ADR
(a)
2,018,850
3,500 Waters Corp.
(a)
1,086,365
8,067,395
Industrials - 10.2%
10,000 Advanced Drainage Systems, Inc. 1,188,100
36,000 Ashtead Group PLC 2,275,200
100,000 CAE, Inc.
(a)
2,608,000
6,071,300
Information Technology - 18.0%
30,000 Black Knight, Inc.
(a)
1,739,700
10,000 CoStar Group, Inc.
(a)
666,100
26,000 Fiserv, Inc.
(a)
2,636,400
6,750 Mastercard, Inc., Class A 2,412,315
10,500 Microsoft Corp. 3,237,255
10,691,770
Materials - 1.6%
3,900 The Sherwin-Williams Co. 973,518
Real Estate - 1.6%
60,000 Tricon Residential, Inc. 952,800
Total Common Stock (Cost $37,977,263) 59,210,920
Shares Security Description Value
Money Market Fund - 0.4%
215,608 First American
Government Obligations
Fund, Class X, 0.19%
(b)
(Cost $215,608) $ 215,608
Investments, at value - 99.9% (Cost $38,192,871) $ 59,426,528
Other Assets & Liabilities, Net - 0.1% 56,657
Net Assets - 100.0% $ 59,483,185
ADR American Depositary Receipt
LP Limited Partnership
PLC Public Limited Company
(a) Non-income producing security.
(b) Dividend yield changes daily to reflect current market
conditions. Rate was the quoted yield as of March 31, 2022.
Valuation Inputs
Investments in
Securities
Level 1 - Quoted Prices $ 59,210,920
Level 2 - Other Significant Observable Inputs 215,608
Level 3 - Significant Unobservable Inputs –
Total $ 59,426,528

Beck, Mack & Oliver Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022
10
See Notes to Financial Statements.
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.
ASSETS
Investments, at value (Cost $38,192,871) $ 59,426,528
Receivables:
Fund shares sold 6,498
Investment securities sold 107,136
Dividends 2,978
Prepaid expenses 10,292
Total Assets
59,553,432
LIABILITIES
Payables:
Fund shares redeemed 5,200
Accrued Liabilities:
Investment adviser fees 16,847
Fund services fees 15,010
Other expenses 33,190
Total Liabilities
70,247
NET ASSETS
$ 59,483,185
COMPONENTS OF NET ASSETS
Paid-in capital $ 45,531,843
Distributable earnings 13,951,342
NET ASSETS
$ 59,483,185
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED) 3,022,375
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE* $ 19.68

Beck, Mack & Oliver Partners Fund
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2022
11
See Notes to Financial Statements.
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,280) $ 769,654
Interest income 203
Total Investment Income
769,857
EXPENSES
Investment adviser fees 592,048
Fund services fees 180,104
Custodian fees 10,227
Registration fees 21,735
Professional fees 37,287
Trustees' fees and expenses 4,790
Other expenses 88,602
Total Expenses 934,793
Fees waived
(342,745)
Net Expenses
592,048
NET INVESTMENT INCOME
177,809
NET REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments
4,746,114
Foreign currency transactions
14
Net realized gain
4,746,128
Net change in unrealized appreciation (depreciation) on investments
3,222,907
NET REALIZED AND UNREALIZED GAIN
7,969,035
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 8,146,844

Beck, Mack & Oliver Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
12
See Notes to Financial Statements.
For the Years Ended March 31,
2022 2021
OPERATIONS
Net investment income $ 177,809 $ 299,581
Net realized gain 4,746,128 3,281,022
Net change in unrealized appreciation (depreciation) 3,222,907 18,045,226
Increase in Net Assets Resulting from Operations
8,146,844 21,625,829
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
– (226,061)
CAPITAL SHARE TRANSACTIONS
Sale of shares 14,461,428 2,122,530
Reinvestment of distributions – 207,017
Redemption of shares
(10,612,972) (3,428,732)
Redemption fees
24,265 1,706
Increase (Decrease) in Net Assets from Capital Share Transactions
3,872,721 (1,097,479)
Increase in Net Assets
12,019,565 20,302,289
NET ASSETS
Beginning of Year
47,463,620 27,161,331
End of Year
$ 59,483,185 $ 47,463,620
SHARE TRANSACTIONS
Sale of shares 726,905 146,695
Reinvestment of distributions – 15,177
Redemption of shares
(534,766) (261,730)
Increase (Decrease) in Shares
192,139 (99,858)

Beck, Mack & Oliver Partners Fund
FINANCIAL HIGHLIGHTS
13
See Notes to Financial Statements.
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2022 2021 2020 2019 2018
NET ASSET VALUE, Beginning of Year
$ 16.77 $ 9.27 $ 11.24 $ 11.56 $ 10.26
INVESTMENT OPERATIONS
Net investment income (a) 0.06 0.10 0.12 0.14 0.13
Net realized and unrealized gain (loss)
2.84 7.48 (2.03) (0.46) 1.18
Total from Investment Operations
2.90 7.58 (1.91) (0.32) 1.31
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income – (0.08) (0.06) – (0.01)
Total Distributions to Shareholders
– (0.08) (0.06) – (0.01)
REDEMPTION FEES(a)
0.01 0.00(b) 0.00(b) 0.00(b) 0.00(b)
NET ASSET VALUE, End of Year
$ 19.68 $ 16.77 $ 9.27 $ 11.24 $ 11.56
TOTAL RETURN
17.35% 81.97% (17.17)% (2.77)% 12.77%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted) $ 59,483 $ 47,464 $ 27,161 $ 36,760 $ 38,368
Ratios to Average Net Assets:
Net investment income 0.30% 0.82% 1.01% 1.19% 1.17%
Net expenses 1.00% 1.00% 1.00% 1.00% 1.00%
Gross expenses (c) 1.58% 1.86% 1.80% 1.74% 1.76%
PORTFOLIO TURNOVER RATE 15% 18% 10% 17% 19%
(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.01 per share.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
14
Note 1. Organization
The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The
Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment
Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1,
2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The
Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation with the preservation of capital.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards
Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America
(“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day.
In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.
Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value
(“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”)
if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation
Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
15
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different
NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term
U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S.
market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2022, for the Fund’s investments is included at the end of the Fund’s schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-
dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually.
Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter
M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
16
capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31,
2022, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.
Note 3. Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of
1.00% of the Fund’s average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services)
(“Apex”) or their affiliates.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations.
Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex
Services Agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a
Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
17
Trustees and Officers – Through the calendar year ended December 31, 2021, each Independent Trustee’s annual retainer was $31,000 ($41,000 for the Chairman). Effective January 1, 2022, each Independent Trustee’s annual retainer is $45,000
($55,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and
Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-
pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.
Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser  has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses ) to 1.00% , through at least July 31, 2022. During the year ended March 31, 2022, fees waived were $342,7 45.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2022 were $13,225,434 and $8,863,012 respectively.
Note 6. Federal Income Tax
As of March 31, 2022, the cost of investments for federal income tax purposes is $37,336,318 and the components of net unrealized appreciation were as follows:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
As of March 31, 2022, distributable earnings (accumulated loss) on a tax basis were as follows:
Gross Unrealized Appreciation $ 25,414,752
Gross Unrealized Depreciation (3,324,542)
Net Unrealized Appreciation $ 22,090,210
Ordinary Income
2022 $ 0
2021 226,061
Undistributed Ordinary Income
$ 17,575
Capital and Other Losses
(8,156,443)
Unrealized Appreciation
22,090,210
Total
$ 13,951,342

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022
18
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of
Assets and Liabilities are primarily due to partnerships, wash sales and return of capital on equity securities.
As of March 31, 2022, the Fund had $4, 607 , 580 of available short-term capital loss carryforwards and $ 3 , 54 8 , 863 of available long-term capital loss carryforwards that have no expiration date.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2022 . The following reclassification was the result of investments in partnerships and has no impact on the net assets of the Fund.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Distributable Earnings $ 168
Paid-in-Capital (168)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
19
To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Partners Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Beck, Mack & Oliver Partners Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the
United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 27, 2022

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
20
Investment Advisory Agreement Approval
At the March 18, 2022 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory
Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the
Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees enable the Fund’s investors to share in the benefits of economies of scale;
and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the
Adviser regarding the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser’s senior management and staff.
The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-
quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the
Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Fund under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index. The Board observed that the Fund outperformed the
S&P 500 Index, the Fund’s primary benchmark index, for the one- and three-year periods ended December 31, 2021, and underperformed the primary benchmark index for the five- and 10-year periods ended December 31, 2021, and for the period since the Fund’s inception on April 19, 1991. The Board also considered the Fund’s performance relative to an independent peer group identified by Strategic Insight, Inc. (“Strategic Insight Peers”) as having characteristics similar to

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
21
those of the Fund. The Board observed that, based on the information provided by Strategic Insight, the Fund outperformed the average of its Strategic Insight Peers for the one- and three-year periods ended December 31, 2021, and underperformed the average of its Strategic Insight Peers for the five- and ten-year periods ended December 31, 2021.
With respect to the Fund’s short-term performance, the Board considered the Adviser’s representation that relative outperformance over the one- and three-year periods reflected broad-based strength throughout the portfolio due to favorable stock selection. With respect to the Fund’s performance over longer periods, the Board considered the Adviser’s representation that Fund’s relative underperformance over the five- and 10-year periods was primarily a function of the
Fund’s underperformance during the fourth quarter of calendar year 2018, which had a disproportionate effect on the
Fund’s longer-term performance, as well as the Fund’s underperformance during 2014 and 2015, a period during which a different individual had primary portfolio management responsibilities for the Fund. The Board also considered the
Adviser’s representation that the Fund’s relative performance has been negatively affected by the outperformance of growth-style investing over value-style investing over the last ten years. The Board observed that the Fund’s performance had improved since 2016, when the Adviser had replaced the portfolio manager with primary responsibility for the day-to-
day management of the Fund.
In consideration of the Adviser’s investment style and the foregoing performance information, among other considerations, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the
Fund.
Compensation
The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and net expense ratios in the Fund’s Strategic Insight peer group. The Board observed that the Adviser’s actual advisory fee rate and total expense ratio were each less than the median of the Strategic
Insight peer group. The Board also noted the Adviser’s representation that the advisory fee rate charged to the Fund was consistent with the fee charged by the Adviser to its separately managed accounts with comparable investment strategies and levels of assets under management. Based on the foregoing, among other relevant factors, the Board concluded that the
Adviser’s advisory fee rate charged to the Fund was reasonable.
Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board considered also the Adviser’s representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts but that the Adviser believed that the Fund was comparatively less profitable than the Adviser’s separately managed accounts as a result of the low level of the Fund’s assets, costs incurred in connection with regulatory compliance applicable to registered investment companies, and the expense cap currently in place. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Fund were reasonable.

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
22
Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this regard, the Board considered the
Fund’s fee structure, asset size, and expense cap arrangements. The Board noted the Adviser’s representation that the Fund could potentially benefit from economies of scale at higher asset levels but that, in light of the Fund’s current asset levels and because the Adviser was already waiving a portion of its contractual advisory fee in order to keep the Fund’s expenses at or below the agreed-upon expense cap, the Adviser was not proposing breakpoints in the advisory fee at this time. Based on the foregoing information and other applicable considerations, the Board concluded that the asset level of the Fund was not consistent with the existence of economies of scale and that the advisory fee remained reasonable in light of the current information provided to the Board with respect to economies of scale.
Other Benefits
The Board noted the Adviser’s representation that, other than its contractual advisory fees and the soft dollar benefits accrued from Fund brokerage commissions, the Adviser does not benefit in a material way from its relationship with the
Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the contractual fee under the Advisory Agreement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-
month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
23
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from
October 1, 2021 through March 31, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the
Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and
Beginning
Account Value
October 1, 2021
Ending
Account Value
March 31, 2022
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Actual $ 1,000.00 $ 1,011.30 $ 5.01 1.00%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,019.95 $ 5.04 1.00%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
24
officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as
President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships Held
By Trustee During
Past Five Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011 and
Chairman since
2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008; Senior
Vice President & General Counsel,
American Century Companies (an
investment management firm) 1998-
2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) 2017-2021;
independent consultant providing
interim CFO services, principally to
non-profit organizations, 2011-2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-
Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors (a
registered investment adviser), 1996-
2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services since
2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022
25
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019;
Senior Vice President, Atlantic Fund Services
2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary and Anti-
Money Laundering Compliance
Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services 2014-
2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and Vice
President
Chief Compliance Officer
2008-2016 and 2021-current;
Vice President since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

FOR MORE INFORMATION
Investment Adviser
Beck, Mack & Oliver LLC
565 Fifth Ave, 19th Floor
New York, NY 10017
www.beckmack.com
Transfer Agent
Apex Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.theapexgroup.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.
229-ANR-0322

Payson Total
Return Fund
ANNUAL REPORT // March 31, 2022

Payson Total Return Fund
Table of Contents
March 31, 2022
IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, sector risk, convertible securities risk, debt securities risk, technology sector risk, exchange-
traded funds risk, interest rate risk, credit risk, inflation indexed security risk, U.S. government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-
backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.
A Message to Our Shareholders (Unaudited) 1
Performance Chart and Analysis (Unaudited) 3
Schedule of Investments 4
Statement of Assets and Liabilities 6
Statement of Operations 7
Statements of Changes in Net Assets 8
Financial Highlights 9
Notes to Financial Statements 10
Report of Independent Registered Public Accounting Firm 15
Additional Information (Unaudited) 17

Payson Total Return Fund
A Message to Our Shareholders (Unaudited)
March 31, 2022
1
Dear Payson Total Return Fund Shareholder,
The past fiscal year ending March 31, 2022 for the Payson Total Return Fund (the “Fund”) could almost be described as a tale of two markets. For the first three quarters, Fund shareholders enjoyed strong results as stock prices rose in sympathy with U.S. companies generating strong corporate earnings and cash flow.
The economy continued to recover from the pandemic disruptions and underlying demand in all sectors of the economy was positive, if not robust. However, as the Fund’s annual letter from the prior year warned, inflationary pressures were beginning to build due to supply chain disruptions, an accommodative Federal
Reserve, and a U.S. Congress legislating tremendous amounts of recovery funds into the economy. The tide turned in the final quarter of the fiscal year, marked by significant change on many fronts, and stock prices responded predictably lower. The combination of higher inflation, higher interest rates and, of course, the sudden outbreak of war in Ukraine, have led to a reassessment of global economic growth, which in turn has triggered stock market volatility.
Thanks in large part to extraordinary monetary and fiscal stimulus, corporate earnings have been very strong for several years with the brief exception of the Covid outbreak in 2020. This has led to rising stock valuations as investors were willing to pay higher multiples for presumed higher growth. Much of the drawdown investors have witnessed if not experienced since the beginning of the calendar year has been due to a compression of these multiples. A dramatic rise in inflation typically erodes profit margins and earnings growth, bringing into question future growth; naturally investors are less willing to pay high multiples in such an environment. We believe these are the primary issues weighing on investors’ minds these days and it’s no surprise, given the high level of uncertainty as to how all these uses will play out, that stocks and the Fund declined in value the last quarter.
For the year ending March 31, 2022, the Fund generated a total return of 14.82% as compared to the
S & P 500® Index (the “Index”), which for the same time period produced a total return of 15.65%. The managers of the Fund have remained disciplined throughout the year, continuing to focus on the underlying characteristics of the stocks held in the Fund portfolio. As the year unfolded, the managers grew increasingly concerned about rising valuations and reduced, if not eliminated, some holdings that they deemed too expensive relative to their earnings and cash flow production. At the same time, they found opportunities in other sectors and high-quality companies trading at more reasonable valuations. From a sector perspective the portfolio remains overweight technology and health care and that decision was a benefit to the portfolio.
The managers chose to initiate a modest position in energy stocks during the second half of the fiscal year and that too proved a good choice. On the other hand, by not owning stocks in the real estate sector and choosing to overweight Financials, relative results suffered.
On an individual holdings basis, the largest contributors to the Fund’s results were Broadcom, Inc., Aon
PLC, Class A, Berkshire Hathaway, Inc., Class B, Alphabet, Inc., Class A, and UnitedHealth Group, Inc. The
stock holdings that were the worst contributors the to the Fund’s relative results were Lam Research Corp.,
Polaris, Inc., Meta Platforms, Inc., Class A, Amgen, Inc., and Western Union Co. The Fund no longer holds shares of Polaris, Inc. and Western Union Co.

Payson Total Return Fund
A Message to Our Shareholders (Unaudited)
March 31, 2022
2
Except for the onset of the Covid pandemic, investors have generally enjoyed a relatively benign environment the last several years thanks in large part to a low interest rate environment and a Congress taking extraordinary measures to ensure economic stability. Thankfully, it would appear we are likely now leaving
Covid behind. But with declining unemployment levels, strengthening consumer demand, and the Ukrainian war helping to fuel inflationary pressures, central banks across the globe are tightening interest rates in response. With all this, investors are now confronting a new set of challenges and hazards. As is always the case, the managers of the Fund will stick to their disciplined process and continue to respond to these challenges by seeking to take advantage of opportunities while avoiding undue risks.

Payson Total Return Fund
Performance Chart and Analysis (Unaudited)
March 31, 2022
3
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P
500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income.
The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500® Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.85%.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call
(800) 805-8258.
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year Ten Year
Payson Total Return Fund 14.82% 17.29% 12.82%
S&P 500® Index 15.65% 15.99% 14.64%

Payson Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2022
See Notes to Financial Statements.
4
The following is a summary of the inputs used to value the
Fund's investments as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Shares Security Description Value
Common Stock - 99.6%
Consumer Discretionary - 1.8%
13,700 The Home Depot, Inc. $ 4,100,821
Consumer Staples - 11.3%
92,000 Bristol-Myers Squibb Co. 6,718,760
92,070 CVS Health Corp. 9,318,405
15,240 Thermo Fisher Scientific, Inc. 9,001,506
25,038,671
Energy - 6.2%
17,538 Chevron Corp. 2,855,713
68,163 Devon Energy Corp. 4,030,478
27,300 Pioneer Natural Resources Co. 6,825,819
13,712,010
Financials - 22.0%
25,870 American Express Co. 4,837,690
27,000 Aon PLC, Class A 8,792,010
39,450 Berkshire Hathaway, Inc.,
Class B (a) 13,922,299
20,000 JPMorgan Chase & Co. 2,726,400
18,455 Mastercard, Inc., Class A 6,595,448
19,275 S&P Global, Inc. 7,906,220
19,000 Visa, Inc., Class A 4,213,630
48,993,697
Health Care - 16.4%
36,735 AbbVie, Inc. 5,955,111
12,634 Amgen, Inc. 3,055,154
8,625 Danaher Corp. 2,529,971
28,950 Johnson & Johnson 5,130,809
23,000 Laboratory Corp. of America
Holdings (a) 6,064,180
65,000 Pfizer, Inc. 3,365,050
20,290 UnitedHealth Group, Inc. 10,347,291
36,447,566
Industrials - 4.9%
26,600 AMETEK, Inc. 3,542,588
12,035 Honeywell International, Inc. 2,341,770
20,000 L3Harris Technologies, Inc. 4,969,400
10,853,758
Shares Security Description Value
Information Technology - 37.0%
11,220 Accenture PLC, Class A $ 3,783,720
6,350 Adobe, Inc. (a) 2,893,187
6,360 Alphabet, Inc., Class A (a) 17,689,386
20,000 Broadcom, Inc. 12,593,600
36,865 CDW Corp. 6,594,780
181,700 HP, Inc. 6,595,710
8,385 Lam Research Corp. 4,507,860
19,315 Meta Platforms, Inc., Class A (a) 4,294,883
23,215 Microsoft Corp. 7,157,417
22,625 NVIDIA Corp. 6,173,458
19,785 NXP Semiconductors NV 3,661,808
34,980 Texas Instruments, Inc. 6,418,130
82,363,939
Total Common Stock (Cost $137,170,178) 221,510,462
Investments, at value - 99.6% (Cost
$137,170,178) $ 221,510,462
Other Assets & Liabilities, Net - 0.4% 833,759
Net Assets - 100.0% $ 222,344,221
PLC Public Limited Company
(a) Non-income producing security.
Valuation Inputs
Investments in
Securities
Level 1 - Quoted Prices $ 221,510,462
Level 2 - Other Significant Observable Inputs –
Level 3 - Significant Unobservable Inputs –
Total $ 221,510,462

Payson Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2022
See Notes to Financial Statements.
5
The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary 1.8%
Consumer Staples 11.3%
Energy 6.2%
Financials 22.1%
Health Care 16.5%
Industrials 4.9%
Information Technology 37.2%
100.0%

Payson Total Return Fund
Statement of Assets and Liabilities
March 31, 2022
See Notes to Financial Statements.
6
ASSETS
Investments, at value (Cost $137,170,178) $ 221,510,462
Cash 829,039
Receivables:
Fund shares sold 49,579
Investment securities sold 4,969,459
Dividends and interest 144,625
Prepaid expenses 11,234
Total Assets
227,514,398
LIABILITIES
Payables:
Investment securities purchased 4,678,748
Fund shares redeemed 140,780
Distributions payable 170,070
Accrued Liabilities:
Investment adviser fees 110,345
Fund services fees 25,241
Other expenses 44,993
Total Liabilities
5,170,177
NET ASSETS
$ 222,344,221
COMPONENTS OF NET ASSETS
Paid-in capital $ 136,591,827
Distributable earnings 85,752,394
NET ASSETS
$ 222,344,221
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED) 8,086,418
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE $ 27.50

Payson Total Return Fund
Statement of Operations
YEAR ENDED MARCH 31, 2022
See Notes to Financial Statements.
7
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $9,547) $ 3,010,462
Interest income 935
Total Investment Income
3,011,397
EXPENSES
Investment adviser fees 1,370,961
Fund services fees 319,159
Custodian fees 27,867
Registration fees 26,758
Professional fees 43,640
Trustees' fees and expenses 7,411
Other expenses 68,736
Total Expenses 1,864,532
NET INVESTMENT INCOME
1,146,865
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments 8,833,278
Net change in unrealized appreciation (depreciation) on investments
19,050,642
NET REALIZED AND UNREALIZED GAIN
27,883,920
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 29,030,785

Payson Total Return Fund
Statements of Changes in Net Assets
See Notes to Financial Statements.
8
For the Years Ended March 31,
2022 2021
OPERATIONS
Net investment income $ 1,146,865 $ 1,026,351
Net realized gain 8,833,278 28,613,671
Net change in unrealized appreciation (depreciation) 19,050,642 34,851,367
Increase in Net Assets Resulting from Operations
29,030,785 64,491,389
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
(27,030,027) (11,060,753)
CAPITAL SHARE TRANSACTIONS
Sale of shares 106,438,422 13,861,490
Reinvestment of distributions 25,286,406 10,021,490
Redemption of shares
(82,204,939) (10,965,094)
Increase in Net Assets from Capital Share Transactions
49,519,889 12,917,886
Increase in Net Assets
51,520,647 66,348,522
NET ASSETS
Beginning of Year
170,823,574 104,475,052
End of Year
$ 222,344,221 $ 170,823,574
SHARE TRANSACTIONS
Sale of shares 3,737,849 569,849
Reinvestment of distributions 907,730 410,282
Redemption of shares
(2,839,986) (450,298)
Increase in Shares
1,805,593 529,833

Payson Total Return Fund
Financial Highlights
See Notes to Financial Statements.
9
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2022 2021 2020 2019 2018
NET ASSET VALUE, Beginning of Year
$ 27.20 $ 18.17 $ 19.37 $ 17.76 $ 16.14
INVESTMENT OPERATIONS
Net investment income (a) 0.14 0.17 0.15 0.13 0.14
Net realized and unrealized gain (loss)
3.92 10.75 (1.20) 1.61 2.33
Total from Investment Operations
4.06 10.92 (1.05) 1.74 2.47
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income (0.14) (0.17) (0.15) (0.13) (0.12)
Net realized gain
(3.62) (1.72) – – (0.73)
Total Distributions to Shareholders
(3.76) (1.89) (0.15) (0.13) (0.85)
NET ASSET VALUE, End of Year
$ 27.50 $ 27.20 $ 18.17 $ 19.37 $ 17.76
TOTAL RETURN
14.82% 61.37% (5.48)% 9.83% 15.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted) $ 222,344 $ 170,824 $ 104,475 $ 108,910 $ 95,489
Ratios to Average Net Assets:
Net investment income 0.50% 0.72% 0.74% 0.71% 0.82%
Net expenses 0.82% 0.85% 0.86% 0.89% 0.94%
PORTFOLIO TURNOVER RATE 87% 64% 25% 27% 38%
(a) Calculated based on average shares outstanding during each year.

Payson Total Return Fund
Notes to Financial Statements
March 31, 2022
10
Note 1. Organization
The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is
authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The
Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial
Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment
Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of
Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in
Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the
Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information.
Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Payson Total Return Fund
Notes to Financial Statements
March 31, 2022
11
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level
2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2022, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis.
Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations,

Payson Total Return Fund
Notes to Financial Statements
March 31, 2022
12
which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a
U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of
March 31, 2022, there are no uncertain tax positions that would require financial statement recognition, de-
recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the
Fund’s balance sheet.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2022, the Fund had $579,039 at U.S. Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The
Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Payson Total Return Fund
Notes to Financial Statements
March 31, 2022
13
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the
Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex Services Agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance
Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through the calendar year ended December 31, 2021, each Independent Trustee’s annual retainer was $31,000 ($41,000 for the Chairman). Effective January 1, 2022, each Independent
Trustee’s annual retainer is $45,000 ($55,000 for the Chairman), and the Audit Committee Chairman
receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special
Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending
Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of
Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2022 were $220,500,913 and $193,619,325, respectively.
Note 6. Federal Income Tax
As of March 31, 2022, the cost of investments for federal income tax purposes is $137,170,178 and the components of net unrealized appreciation were as follows:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
Gross Unrealized Appreciation
$ 84,775,130
Gross Unrealized Depreciation
(434,846)
Net Unrealized Appreciation
$ 84,340,284
2022 2021
Ordinary Income $ 5,176,793 $ 2,675,613
Long-Term Capital Gain 21,826,392 8,395,525
$ 27,003,185 $ 11,071,138

Payson Total Return Fund
Notes to Financial Statements
March 31, 2022
14
As of March 31, 2022 , distributable earnings (accumulated loss) on a tax basis were as follows:
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to treatment of distributions payable.
For tax purposes, the current year post-October loss was $ 1,783,634 for the Fund (realized during the period November 1, 2021 through March 31, 2022). This loss will be recognized for tax purposes the first business day of the Fund’s next fiscal year, April 1, 2022.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Undistributed Ordinary Income
$ 170,051
Undistributed Long-Term Gain
3,195,763
Capital and Other Losses
(1,783,634)
Unrealized Appreciation
84,340,284
Other Temporary Differences
(170,070)
Total
$ 85,752,394

Report of Independent Registered Public Accounting Firm
15
To the Board of Trustees of Forum Funds
and the Shareholders of Payson Total Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of
March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm
16
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in Forum Funds since 2009.
Philadelphia, Pennsylvania
May 26, 2022

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2022
17
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-
8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-
month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at
www.sec.gov.
Shareholder Expense Example
As a shareholder of the Fund , you incur ongoing costs, including management fees and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2022
18
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income.
The Fund designates 68.84 % of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 71.48 % for the qualified dividend rate (QDI) as defined in Section 1(h)(11)
of the Code. The Fund also designates 0.01 % as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Fund also designates 78.39 % as short-term capital gains dividends exempt from US tax for foreign shareholders (QSD). The Fund paid long-term capital gain dividends of $21,826,392.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland,
Maine 04101. The Fund’s Statement of Additional Information includes additional information about the
Trustees and is available, without charge and upon request, by calling (800) 805-8258.
Beginning
Account Value
October 1, 2021
Ending
Account Value
March 31, 2022
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Actual $ 1,000.00 $ 1,075.22 $ 4.35 0.84%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,020.74 $ 4.23 0.84%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2022
19
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund
Services and her role as President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of
Series in Fund
Complex
Overseen By
Trustee
Other
Directorships
Held By Trustee
During Past Five
Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since
2011 and
Chairman
since 2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008;
Senior Vice President & General
Counsel, American Century
Companies (an investment
management firm) 1998-2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee;
Chairman of the
Audit Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating
political freedom and democracy)
2017-2021; independent
consultant providing interim CFO
services, principally to non-profit
organizations, 2011-2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-
Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services
since 2019; Senior Vice President,
Atlantic Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2022
20
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019;
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since
2019; Manager, Atlantic Fund Services
2008-2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since
2019; Manager, Atlantic Fund Services
2013-2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice
President since 2008
Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.

800 805 8258 // hmpayson.com
FOR MORE INFORMATION
Payson Total Return Fund
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com
Transfer Agent
Apex Fund Services
P.O. Box 588
Portland, Maine 04112
www.apexgroup.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
Investment Company Act File No. 811-03023
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.
800 805 8258 // hmpayson.com
230-ANR-0322

Merk Hard Currency Fund
®
Investor Shares (MERKX)
Institutional Shares (MHCIX)
Annual Report

March 31, 2022

1

Dear Shareholder,
We present the annual report for the Merk Hard Currency Fund® with respect to the period April 1, 2021 through March 31, 2022 (the
“Period”).
The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
Merk Investments LLC (the “Adviser”) will determine currency allocations based on its analysis of monetary policies pursued by central banks and economic environments.
The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.33%.
Merk Hard Currency Fund
In Q2 2021, the U.S. dollar was mixed versus G10 currencies and gold. Gold was the best performer, up 3.65% for the quarter. The
Australian dollar was the worst performer, down 1.32%. Australia started going back into Covid -related lockdowns towards the end of the second quarter. Fund performance was relatively flat for the period (+0.10%). During the quarter, the Fund reduced the Japanese yen position.
In Q3 2021, the U.S. dollar was stronger versus all other G10 currencies and gold. The Japanese yen was the best performer, down only
0.16%. The Australian dollar was the worst performer, down 3.61%. Australia was particularly negatively impacted by the delta Covid wave and a weak economy in the third quarter. Fund performance was negative, down 2.51% for the period. During the quarter, the Fund increased the New Zealand dollar and British pound positions and reduced the Swedish krona and Japanese yen positions.
In Q4 2021, the U.S. dollar was mixed versus G10 currencies and gold. Gold was the best performer, up 4.11% for the quarter. The
Japanese yen was the worst performer, down 3.29%. Fund performance was negative, down 1.25% for the period. During the quarter, the
Fund reduced the Japanese yen and euro positions.
In Q1 2022, the U.S. dollar was mixed versus G10 currencies and down versus gold. Gold was again the best performer for the quarter, up 5.92%. The Japanese yen was again the worst performer, down 5.44%. Fund performance was negative, down 0.67% for the period.
During the quarter, the Fund decreased the Swedish krona and Japanese yen positions and increased the Australian dollar and New
Zealand dollar positions.
Over the past quarter, the dollar index moved higher as the euro, Japanese yen, and British pound all declined versus the dollar. The
Fed became significantly more hawkish (improving real rates for the US) and the Russian invasion of Ukraine catalyzed flight into the dollar. In Q1, global growth was in a weakening trend, which in our analysis has often been associated with a stronger dollar. However, our analysis suggests the dollar has historically often weakened after the first Fed rate hike with inevitable ups and downs along the way.
As global supply-chains improve, we believe a global growth upswing will likely be a headwind for the dollar and a tailwind for foreign currencies. All of this is in a context where we believe the Federal Reserve, despite its hawkishness, is late and too timid in tightening policy. In practice, this may translate to elevated volatility in all markets, including the currency markets. An unstable dynamic might develop between an effort to counter inflationary pressures and an attempt to engineer a “soft landing.” We think the Fund is well positioned for what we see as an ongoing secular dollar bear market. In this context, investors may want to consider whether the Merk
Hard Currency Fund can add valuable diversification to their portfolio.
As of March 31, 2022
(annualized return)
1 year 5 year 10 year
Since inception
5/10/05
Merk Hard Currency Fund Investor Shares
(MERKX)
-4.27% 0.07% -2.10% 0.92%
JPMorgan 3-Month Global Cash Index
(“reference basket”)
-5.00% 0.26% -1.94% 0.41%
A Message To Our Shareholders (Unaudited)
March 31, 2022

In this context, we encourage investors to consider whether the Merk Funds may help diversify their portfolios.
Sincerely,
Axel G. Merk
President & Chief Investment Officer
The views in this Report were those of the Fund Manager as of March 31, 2022 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice. The Fund’s performance is influenced by changes in exchange rates of currencies to which the Fund may have had exposure to through derivatives. Over time, the Fund seeks to generate more gains from securities than derivatives.
Since the Fund is primarily exposed to foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.
The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-
currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the
Fund's portfolio. JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the
JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan
3-Month Global Cash Index, over the past ten fiscal years. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The
Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Merk Hard Currency Fund-Investor Shares vs. JPMorgan 3-Month Global Cash Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.33% and
1.08%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.
Ten Years (03/31/2012-03/31/2022)
Average Annual Total Returns
Periods Ended March 31, 2022 One Year Five Year Ten Year
Merk Hard Currency Fund Investor Shares -4.27% 0.07% -2.10%
Merk Hard Currency Fund Institutional Shares -3.90% 0.34% -1.83%
JPMorgan 3-Month Global Cash Index -5.00% 0.26% -1.94%
Merk Hard Currency Fund
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2022

See Notes to Financial Statements.
MERK HARD CURRENCY FUND
SCHEDULE OF INVESTMENTS
March 31, 2022
Principal Security Description Currency Rate Maturity Value in USD
Foreign Bonds - 70.6%
(a)
Non-U.S. Government - Australia - 5.8%
$ 3,900,000 Australia Government Bond AUD 2.250% 11/21/22 $ 2,949,472
Non-U.S. Government - Austria - 4.3%
2,000,000 Republic of Austria Government Bond
(b)
EUR 3.650 04/20/22 2,216,748
Non-U.S. Government - New Zealand - 11.5%
8,200,000 New Zealand Government Bond NZD 5.500 04/15/23 5,859,830
Non- U.S.Government Agency - Germany - 6.7%
30,000,000 Kreditanstalt fuer Wiederaufbau , EMTN NOK 1.125 05/12/22 3,407,863
Non- U.S.Government Agency - Sweden - 10.2%
49,000,000 Kommuninvest I Sverige AB, MTN SEK 0.250 06/01/22 5,213,621
Regional Agencies - Australia - 7.3%
3,200,000 Queensland Treasury Corp. AUD 6.000 07/21/22 2,435,410
1,700,000 Treasury Corp. of Victoria AUD 6.000 10/17/22 1,309,392
3,744,802
Regional Authority - Australia - 2.6%
1,700,000 New South Wales Treasury Corp. AUD 4.000 04/20/23 1,310,957
Regional Authority - Canada - 18.0%
3,000,000 Province of Alberta Canada CAD 1.600 09/01/22 2,404,679
2,500,000 Province of British Columbia Canada CAD 2.700 12/18/22 2,016,538
3,000,000 Province of New Brunswick Canada CAD 1.550 05/04/22 2,401,584
2,900,000 Province of Saskatchewan Canada CAD 3.200 06/03/24 2,352,917
9,175,718
Supranational Bank - Luxembourg - 4.2%
1,900,000 European Financial Stability Facility, EMTN EUR 1.875 05/23/23 2,151,741
Total Foreign Bonds (Cost $36,817,918) 36,030,752
Foreign Treasury Securities - 16.1%
(a)
Non-U.S. Government - Canada - 4.5%
2,900,000 Canadian Treasury Bill
(c)
CAD 0.448  04/14/22 2,319,420
Non-U.S. Government - Norway - 11.6%
52,000,000 Norway Treasury Bill
(b)(c)
NOK 0.440 06/15/22 5,897,780
Total Foreign Treasury Securities (Cost $8,019,180) 8,217,200
U.S. Government & Agency Obligations - 6.8%
(a)
U.S. Treasury Securities - 6.8%
3,500,000 U.S. Treasury Bill
(d)
(Cost $3,499,683) USD 0.163  04/21/22 3,499,772
Shares Security Description Currency Value in USD
Exchange Traded Product - 0.8%
21,300 VanEck Merk Gold Trust ETF
(e)(f)
(Cost $227,271) USD 401,079
Shares Security Description Currency Rate Value in USD
Money Market Fund - 2.1%
1,084,583
Morgan Stanley Institutional Liquidity Funds Treasury
Securities Portfolio, Institutional Class
(g)
(Cost $1,084,583) USD 0.08 0 1,084,583
Investments, at value - 96.4% (Cost $49,648,635) $ 49,233,386
Foreign Currencies – 2.9% (Cost $1,448,845) 1,483,936
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)% (68,624)
Other Assets & Liabilities, Net – 0.8% 418,57 0
NET ASSETS – 100.0%
$ 51,067,2 68
EMTN European Medium Term Note
ETF Exchange Traded Fund
MTN Medium Term Note
(a) All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to
$8,114,528 or 15.9% of net assets.

See Notes to Financial Statements.
Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:
As of March 31, 2022, the Merk Hard Currency Fund had the following forward currency contracts outstanding:
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2022.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to
Financial Statements.
(c) Rate presented is yield to maturity.
(d) Zero coupon bond. Interest rate presented is yield to maturity.
(e) Affiliate.
(f) Non-income producing security.
(g) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2022.
Exchange Traded Product
VanEck Merk Gold
Trust ETF
Balance
3/31/2021
Gross
Additions
Gross
Reductions
Change in
Unrealized
Depreciation
Balance
3/31/2022
Realized
Gain Investment Income
Shares/
Principal
61,300
– (40,000) –
21,300
Cost $ 654,071 $ – $ (426,800) $ – $ 227,271 $ 317,185 $ –
Value 1,019,419 – – (191,540) 401,079
Counterparty Contracts to Purchase/(Sell)
Settlement
Date Settlement Value
Net Unrealized
Appreciation
(Depreciation)
BNY Mellon Capital Markets, LLC (2,100,000) British Pound Sterling 04/06/22 $ (2,764,728) $ 6,169
2,100,000 British Pound Sterling 04/06/22 2,747,115 11,444
2,100,000 British Pound Sterling 04/20/22 2,764,465 (6,151)
1,600,000 Euro 04/20/22 1,781,117 (10,073)
240,000,000 Japanese Yen 04/06/22 2,029,708 (58,062)
RBC Capital Markets, LLC (240,000,000) Japanese Yen 04/06/22 (1,959,696) (11,951)
$ (68,624)
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Foreign Bonds $ – $ 36,030,752 $ – $ 36,030,752
Foreign Treasury Securities – 8,217,200 – 8,217,200
U.S. Government & Agency Obligations – 3,499,772 – 3,499,772
Exchange Traded Product 401,079 – – 401,079
Money Market Fund – 1,084,583 – 1,084,583
Investments, at value $ 401,079 $ 48,832,307 $ – $ 49,233,386
Other Financial Instruments
*
Forward Currency Contracts
– 17,613 – 17,613
Total Assets
$ 401,079 $ 48,849,920 $ – $ 49,250,999
Liabilities
Other Financial Instruments
*
Forward Currency Contracts
$ – $ (86,237) $ – $ (86,237)
Total Liabilities
$ – $ (86,237) $ – $ (86,237)
*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

See Notes to Financial Statements.
PORTFOLIO HOLDINGS (Unaudited)
% of Net Assets
Foreign Bonds 70.6%
Foreign Treasury Securities 16.1%
U.S. Government & Agency Obligations 6.8%
Exchange Traded Product 0.8%
Money Market Fund 2.1%
Foreign Currencies 2.9%
Net Unrealized Gain/Loss on Forward Currency Contracts (0.1)%
Other Assets and Liabilities, Net 0.8%
100.0%

See Notes to Financial Statements.
ASSETS
Total Investments, at value (Cost $49,421,364, respectively) $ 48,832,307
Total Investments in affiliates, at value (Cost $227,271, respectively)
401,079
Total Investments, at value (Cost $49,648,635, respectively) $ 49,233,386
Foreign currency (Cost $1,448,845, respectively) 1,483,936
Receivables:
Fund shares sold 24,136
Dividends and interest 452,172
Unrealized gain on forward currency contracts 17,613
Total Assets
51,211,243
LIABILITIES
Unrealized loss on forward currency contracts 86,237
Payables:
Fund shares redeemed 35,524
Accrued Liabilities:
Investment adviser fees 11,157
Distribution fees 8,895
Other expenses 2,162
Total Liabilities
143,975
NET ASSETS
$ 51,067,268
COMPONENTS OF NET ASSETS
Paid-in capital $ 6 0,816,630
Accumulated Loss
( 9,749, 36 2 )
NET ASSETS
$ 51,067,268
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares 4,704,350
Institutional Shares 1,000,778
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $41,964,266, respectively)
$ 8.92
Institutional Shares (based on net assets of $9,103,002, respectively)
$ 9.10
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

See Notes to Financial Statements.
INVESTMENT INCOME
Dividend income $ 77
Interest income (Net of foreign withholding taxes of $26,761, respectively) 1,214,969
Net amortization expense
(1,196,464)
Total Investment Income
18,582
EXPENSES
Investment adviser fees 555,719
Non 12b-1 shareholder servicing fees:
Investor Shares 22,960
Institutional Shares 4,827
Distribution fees:
Investor Shares 114,796
Interest expense 9,039
Total Expenses 707,341
Fees waived
(2,665)
Net Expenses
704,676
NET INVESTMENT LOSS
(686,094)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers
108,460
Investments in affiliated issuers
317,185
Foreign currency transactions
(491,718)
Net realized loss
(66,073)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers
(1,498,759)
Investments in affiliated issuers
(191,540)
Foreign currency translations
61,84 7
Net change in unrealized appreciation (depreciation)
(1,628,452)
NET REALIZED AND UNREALIZED LOSS
(1,694,525)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ (2,380,619)
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2022

See Notes to Financial Statements.
For the Year
Ended
March 31, 2022
For the Year
Ended
March 31, 2021
OPERATIONS
Net investment loss $ (686,094) $ (624,653)
Net realized gain (loss) (66,073) 2,890,306
Net change in unrealized appreciation (depreciation)
(1,628,452) 4,447,453
Increase (Decrease) in Net Assets Resulting from Operations
(2,380,619) 6,713,106
DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares (1,060,948) –
Institutional Shares (238,664) –
Total Distributions to Shareholders
(1,299,612) –
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares 4,678,703 6,595,742
Institutional Shares 2,262,622 1,073,350
Reinvestment of distributions:
Investor Shares 1,028,190 –
Institutional Shares 231,220 –
Redemption of shares:
Investor Shares
(9,747,347) (12,915,229)
Institutional Shares
(2,197,154) (6,238,951)
Decrease in Net Assets from Capital Share Transactions
(3,743,766) (11,485,088)
Decrease in Net Assets
(7,423,997) (4,771,982)
NET ASSETS
Beginning of Year
58,491,265 63,263,247
End of Year
$ 51,067,268 $ 58,491,265
SHARE TRANSACTIONS
Sale of shares:
Investor Shares 506,949 714,946
Institutional Shares 234,535 116,750
Reinvestment of distributions:
Investor Shares 114,882 –
Institutional Shares 25,353 –
Redemption of shares:
Investor Shares
(1,054,193) (1,416,182)
Institutional Shares
(231,797) (709,742)
Decrease in Shares
(404,271) (1,294,228)
STATEMENTS OF CHANGES IN NET ASSETS

See Notes to Financial Statements.
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2022 2021 2020 2019 2018
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year
$ 9.55 $ 8.52 $ 9.10 $ 10.06 $ 9.27
INVESTMENT OPERATIONS
Net investment loss (a) (0.12) (0.10) (0.05) (0.08) (0.12)
Net realized and unrealized gain (loss)
(0.29) 1.13 (0.53) (0.80) 1.00
Total from Investment Operations
(0.41) 1.03 (0.58) (0.88) 0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
(0.22) – – (0.08) (0.09)
NET ASSET VALUE, End of Year
$ 8.92 $ 9.55 $ 8.52 $ 9.10 $ 10.06
TOTAL RETURN
(4.27)% 12.09% (6.37)% (8.73)% 9.54%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted) $41,964 $49,033 $49,712 $64,575 $85,874
Ratios to Average Net Assets:
Net investment loss (1.28)% (1.08) % (0.57)% (0.88)% (1.21)%
Net expenses 1.31% 1.31% 1.34% 1.35% 1.27%
Interest expenses 0.02% 0.03% 0.06% 0.08% –%
Net expenses without interest expenses 1. 29% 1.28% 1.28% 1.27% 1.27%
Gross expenses (b) 1.32% 1.33% 1.36% 1.38% 1.30%
PORTFOLIO TURNOVER RATE (c) 68% 107% 53% 65% 35%
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year
$ 9.72 $ 8.6 6 $ 9.23 $ 10.18 $ 9.38
INVESTMENT OPERATIONS
Net investment loss (a) (0.10) (0.08) (0.03) (0.06) (0.10)
Net realized and unrealized gain (loss)
(0.28) 1.14 (0.54) (0.80) 1.02
Total from Investment Operations
(0.38) 1.0 6 (0.57) (0.86) 0.92
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
(0.24) – – (0.09) (0.12)
NET ASSET VALUE, End of Year
$ 9.10 $ 9.72 $ 8.66 $ 9.23 $ 10.18
TOTAL RETURN
(3.90)% 12. 24% (6.18)% (d) (8.47)% 9.82%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted) $9,103 $9,458 $13,551 $16,462 $22,624
Ratios to Average Net Assets:
Net investment loss (1.03)% (0.83) % (0.31)% (0.64)% (0.95)%
Net expenses 1.06% 1.06% 1.09% 1.10% 1.02%
Interest expenses 0.0 2% 0.03% 0.06% 0.08% –%
Net expenses without interest expenses 1.0 4% 1.03% 1.03% 1.02% 1.02%
Gross expenses (b) 1.07% 1.08% 1.11% 1.13% 1.05%
PORTFOLIO TURNOVER RATE (c) 68% 107% 53% 65% 35%
(a) Calculated based on average shares outstanding during each year.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.
(c) The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
Financial Highlights

11

Note 1. Organization
The Merk Hard Currency Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the
“Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Fund’s Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board
Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers.
Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s
Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as
NOTES TO FINANCIAL STATEMENTS
March 31, 2022

Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2022, for the Fund’s investments is included at the end of the Fund’s Schedule of
Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price.
A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
The values of each individual forward currency contract outstanding as of March 31, 2022, are disclosed in the Fund’s Schedule of
Investments.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly.
Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter
1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2022, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.
Note 3. Fees and Expenses
Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.
Under the terms of the Investment Advisory Agreement for the Fund, the Adviser is obligated to pay all expenses of the Fund except
Board-approved shareholder servicing fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Fund is authorized to pay under Rule 12b-1.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution
Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund
Services) (“Apex”) or their affiliates.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund.
Apex also provides certain shareholder report production and EDGAR conversion and filing services. Apex provides a Principal Executive
Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through the calendar year ended December 31, 2021, the Trust paid each Independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). Effective January 1, 2022, the Trust will pay each Independent
Trustee an annual retainer of $45,000 for services to the Trust ($55,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to the Fund are paid by the Adviser.
Note 4. Fees Waived
During the fiscal year, the Fund invested in VanEck Merk Gold Trust ETF, an exchange traded product sponsored by the Adviser. As of
March 31, 2022 , the Fund owned approximately 0.06% of VanEck Merk Gold Trust ETF. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust ETF based on the Fund’s investment in VanEck Merk Gold Trust ETF
(NYSE:OUNZ). For the year ended March 31, 2022 , the Adviser waived fees of $2,665 for the Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2022 , were as follows:
Purchases Sales
$ 17,152,697 $ 18,159,744

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The total notional value of activity for the year ended March 31, 2022 for any derivative type that was held during the year is as follows:
The Fund’s use of derivatives during the year ended March 31, 2022 , was limited to forward currency contracts.
Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities for the Fund as of March 31, 2022 :
Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2022, by the Fund are recorded in the following locations on the Statement of Operations:
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the Fund to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral terms are contract specific for forward currency contracts. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third party custodian under a tri-party arrangement that enables the Fund to take control of such collateral in the event of a counterparty default.
ISDA Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s separate and distinct ISDA Agreements for forward currency contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts. An election to terminate early could be material to the financial statements.
In limited circumstances, the ISDA Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The gross fair value of OTC derivative instruments, amounts available for offset, collateral received or pledged and net exposure by instrument as of period end, is disclosed below.
The following table presents, as of March 31, 2022, the gross and net derivative assets and liabilities that are netted on the statement of assets and liabilities or that are subject to a master netting agreement. The table also presents information about the related collateral amounts.
Forward Currency Contracts $ 458 ,520,245
Location:
Currency
Contracts
Asset derivatives:
Unrealized gain on forward currency contracts $ 1 7,613
Liability derivatives:
Unrealized loss on forward currency contracts $ 86,237
Location:
Currency
Contracts
Net realized gain (loss) on:
Foreign currency transactions $ ( 4 24,650 )
Net change in unrealized appreciation (depreciation) on:
Foreign currency translations (18,583)
Gross Asset (Liability) as
Presented in the Statements
of Assets and Liabilities
Financial Instruments
(Received) Pledged*
Cash Collateral
(Received) Pledged* Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives** $ 17,613 $ – $ – $ 17,613
Liabilities:
Over-the-counter derivatives** $ (86,237) $ 86,237 $ – $ –

Note 7. Federal Income Tax
As of March 31, 2022 , the cost for federal income tax purposes is $49,644,621 and the components of net unrealized depreciation was as follows:
Distributions paid during the fiscal year were characterized for tax purposes as follows:
As of March 31, 2022 , accumulated loss on a tax basis were as follows:
The difference between components of accumulated loss on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments and forward contracts.
For tax purposes, the prior year deferred late year ordinary loss was $1,209,652 (realized during the period November 1, 2021 through
March 31, 2022 ). This loss was recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 202 2 .
As of March 31, 2022 , the Fund had $521,635 in short term capital loss carryforwards and $7,642,091 available in long term capital loss carry forwards that have no expiration date.
For the year ended March 31, 2022, the Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily a result of a taxable overdistribution in order to distribute the Fund’s excise tax requirement.
Note 8. Underlying Investments in Other Pooled Investment Vehicles
The Fund currently invests a portion of its assets in the VanEck Merk Gold Trust ETF. The Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Fund may be directly affected by the performance of the VanEck Merk Gold Trust ETF. The financial statements of the VanEck Merk Gold Trust ETF, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.
com , or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2022 the percentage of the Fund’s net assets invested in the VanEck Merk Gold Trust ETF was 0.8% .
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
* The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
** Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
Gross Unrealized Appreciation
$ 716,614
Gross Unrealized Depreciation
(1,127,849)
Net Unrealized Depreciation
$ (411,235)
Ordinary Income
$ 1,299,612
Capital and
Other Losses
Unrealized
Depreciation Total
$ (9,373,378) $ (375,984) $ (9,749,362)
Distributable Earnings $ 1,142,463
Paid-in-Capital $ (1,142,463)

16

To the Board of Trustees of Forum Funds and
the Shareholders of Merk Hard Currency Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Merk Hard Currency Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 26, 2022
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
March 31, 2022

17

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s
(the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.
Shareholder Expense Example
As a shareholder of the Fund , you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1,
2021 through March 31, 2022.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 0.26% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Beginning
Account Value
October 1, 2021
Ending
Account Value
March 31, 2022
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Investor Shares
Actual $ 1,000.00 $ 980.92 $ 6.42 1.30%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,018.45 $ 6.54 1.30%
Institutional Shares
Actual $ 1,000.00 $ 983.26 $ 5.19 1.05%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,019.70 $ 5.29 1.05%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each
Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine
04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the
Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships Held
By Trustee During
Past Five Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011
and Chairman
since 2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008;
Senior Vice President & General
Counsel, American Century
Companies (an investment
management firm) 1998-2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) 2017-2021;
independent consultant providing
interim CFO services, principally
to non-profit organizations, 2011-
2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services
since 2019; Senior Vice President,
Atlantic Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019;
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-
2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice
President since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

FOR MORE INFORMATION
Merk Hard Currency Fund
®
P.O. BOX 588
PORTLAND, ME 04112
208-ANR-0322
INVESTMENT ADVISER
Merk Investments LLC
1150 Chestnut Street
Menlo Park, CA 94025
www.merkfunds.com
TRANSFER AGENT
Apex Fund Services
P.O. Box 588
Portland, ME 04112
www.apexgroup.com
DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
(a)

As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)

There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)

There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)

Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 13(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,500 in 2021 and $100,500 in 2022.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2021 and $0 in 2022.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2021 and $18,000 in 2022.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2021 and $0 in 2022.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)

Included as part of report to shareholders under Item 1.

(b)

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

TEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	September 12, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	September 12, 2022

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	September 12, 2022